UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Sirna Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SIRNA THERAPEUTICS, INC.

185 Berry Street, Suite 6504
San Francisco, CA 94107

July 21, 2005

Dear Fellow Stockholders:

I am pleased to report that the management and directors have successfully negotiated a $28 million dollar private placement investment in our company, Sirna Therapeutics, Inc. The attached Proxy Statement and Notice of Special Meeting of Stockholders describes in detail the proposal, which requires your support to enable us to complete this important financing.

Private placements of our equity securities have been a critical source of funding for our operations. Capital raised from private placements such as this one provides important funding for the costs we incur in our research and development, manufacturing, marketing, working capital and other key operations. Proceeds from the second closing in this private placement, together with the proceeds from the first closing, will enable the company to further advance its goal of turning the revolutionary technology of RNA interference into therapeutics.

THIS FINANCING WILL DILUTE YOUR STOCKHOLDING. HOWEVER, IF STOCKHOLDERS DO NOT APPROVE THE PROPOSAL, WE WILL NOT BE ABLE TO OBTAIN APPROXIMATELY $13.7 MILLION OF NET PROCEEDS NEEDED FOR THE RESEARCH AND DEVELOPMENT AND PRECLINICAL AND CLINICAL TRIALS THAT ARE CRITICAL TO OUR CONTINUED OPERATIONS AND SUCCESS.

The proposal being considered requires that a majority of all shares of our issued and outstanding common stock vote in favor of those proposals. Each stockholder should take the time to review the attached Proxy Statement and to complete and return the enclosed proxy card.

As of June 30, 2005, the record date, investors in the private placement who are affiliates of Sirna and comprise a majority of its Board of Directors either directly or through affiliates, owned approximately 55.6% of the voting power of our issued and outstanding common stock. Therefore, in the aggregate, they own enough of our common stock to determine the outcome of the proposal. On July 1, 2005, we entered into a Voting Agreement with each of these affiliated investors, in their capacity as current stockholders of Sirna, pursuant to which each of the these affiliated investors agreed to vote in favor of this proposal at the Special Meeting and granted to us an irrevocable Proxy to vote all of the outstanding shares of Sirna beneficially owned by it or him in favor of this proposal. NEVERTHELESS, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Thank you very much for your prompt attention to this important matter.

PLEASE VOTE TODAY.

Howard W. Robin President and Chief Executive Officer

The Proxy Statement is dated July 21, 2005, and is first being mailed or given to stockholders of Sirna Therapeutics, Inc. on or about July 29, 2005.

SIRNA THERAPEUTICS, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 23, 2005

To Our Stockholders:

A Special Meeting of Stockholders of Sirna Therapeutics, Inc., a Delaware corporation, will be held on August 23, 2005 at 10:00 a.m., local time, at our offices at 2950 Wilderness Place, Boulder, CO 80301.

The purpose of the Special Meeting is to obtain approval for (a) the issuance and sale, in the second closing of Sirna’s two-tranche private placement to certain investors, including investors who are affiliates of Sirna and who comprise a majority of its Board of Directors either directly or through affiliates, of 9,186,686 shares of our common stock at $1.60 per share and warrants exercisable for 3,307,210 shares of common stock at $1.92 per share and (b) such other business as may properly come before the meeting, including any adjournment or postponement thereof.

Our Board of Directors recommends that you vote in favor of the foregoing proposal, which we describe more fully in the Proxy Statement accompanying this notice.

Only stockholders of record at the close of business on Thursday, June 30, 2005 are entitled to notice of and to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a Proxy.

For the Board of Directors

Bharat M. Chowrira, Secretary

San Francisco, California July 21, 2005

YOUR VOTE IS IMPORTANT

IMPORTANT—PLEASE MAIL YOUR PROXY PROMPTLY.
To ensure that your vote is recorded properly, you are urged to sign and return the enclosed Proxy in the envelope provided as soon as possible so that it will be received no later than 3 p.m., local time, on August 22, 2005.

TABLE OF CONTENTS

Questions and Answers	1

Information Concerning Solicitation and Voting	5

Information In This Proxy Statement	7

Security Ownership of Certain Beneficial Owners and Management	7

Proposal: Approval of Terms of Second Offering In Private Placement	10

Other Matters	18

Where You Can Find Additional Information	18

ANNEX A - FORM OF SECURITIES PURCHASE AGREEMENT	A-1

ANNEX B - FORM OF WARRANT	B-1

ANNEX C - FORM OF VOTING AGREEMENT	C-1

Questions and Answers

Although we encourage you to read the enclosed Proxy Statement in its entirety, we include this Question and Answer section to provide some background information and brief answers to several questions you might have about the enclosed proposals. In this Proxy Statement, we refer to Sirna Therapeutics, Inc. as “Sirna,” the “Company,”“we,”“our,” and “us.”

Q.	What proposal are stockholders being asked to consider at the upcoming Special Meeting?

A.           We are seeking approval of our proposal for the issuance and sale, in the second closing of Sirna’s two-tranche private placement to investors, including investors who are affiliates of Sirna and who comprise a majority of its Board of Directors either directly or through affiliates, of 9,186,686 shares of our common stock at $1.60 per share and warrants exercisable for 3,307,210 shares of common stock at $1.92 per share, with total gross proceeds (before fees and expenses) to us of approximately $14.7 million and net proceeds to us of approximately $13.7 million. We refer to this proposal as the “Proposal” throughout this Proxy Statement. This issuance and sale is part of our private placement involving the issuance and sale by us to investors of a total of 17,506,250 shares of our common stock and warrants exercisable for 6,302,246 shares of common stock with aggregate proceeds before expenses to us of approximately $28 million and net proceeds to us of approximately $26 million. We describe the Proposal and the private placement in greater detail below.

Q.	How is the private placement structured?

A.           On July 5, 2005 we entered into Securities Purchase Agreements with certain investors, including investors who are affiliates of Sirna and who comprise a majority of its Board of Directors either directly or through affiliates, which provide for the issuance and sale by us to these investors of shares of our common stock and warrants exercisable for shares of our common stock. Pursuant to the Securities Purchase Agreements, we agreed to sell to the investors, and they agreed to purchase from us, in two closings, an aggregate of 17,506,250 shares of common stock at $1.60 per share and warrants exercisable for 6,302,246 shares of common stock, which are exercisable at any time from January 6, 2006 through July 6, 2010 at $1.92 per share (subject to potential adjustment down to $1.67 per share), subject to the fulfillment of certain terms and conditions:

▪
In the first closing of the private placement, which occurred on July 6, 2005, and which is referred to in this Proxy Statement as the “First Closing,” 8,319,564 shares of our common stock and warrants to purchase 2,995,036 shares of our common stock were issued and sold by us and purchased by investors not affiliated with Sirna or with any of Sirna’s officers, directors or stockholders or any party acting for or on behalf of the foregoing. In this Proxy Statement, we refer to the investors in the First Closing as “Non-Affiliated Investors.”

▪
In the second closing of the private placement, which is scheduled to take place on August 24, 2005, promptly following the Special Meeting, and which is referred to in this Proxy Statement as the “Second Closing,” an aggregate of 9,186,686 shares of our common stock and warrants to purchase 3,307,210 shares of our common stock will be issued and sold by us and purchased by (a) the Non-Affiliated Investors and (b) investors who are affiliates of Sirna and who comprise a majority of its Board of Directors, either directly or through affiliates. In this Proxy Statement, we refer to these affiliates and directors as the “Affiliated Investors.”

Other than the different closing dates and the stockholder approval requirement for the Second Closing, all other terms of the private placement are identical in the two closings.

Q.	For which part of the private placement is Sirna seeking stockholder approval?

A.           Sirna is seeking stockholder approval for the Proposal for the issuance and sale of shares of our common stock and warrants exercisable for shares of our common stock in the Second Closing to both the Affiliated Investors and the Non-Affiliated Investors. Sirna is not required to seek stockholder approval for the private placement of shares and warrants to the Non-Affiliated Investors in the First Closing.

Q.	Who are the Affiliated Investors?

A.           The Affiliated Investors include Sprout IX Plan Investors, L.P., Sprout Entrepreneurs Fund, L.P., Sprout Capital IX, L.P., DLJ Capital Corporation (collectively, the “Sprout Group”), Venrock Associates, Venrock Associates III, L.P., Venrock Entrepreneurs Fund III, L.P., Oxford Bioscience Partners IV, L.P. and mRNA Fund II L.P. These investors are Affiliated Investors because they are affiliates of certain of our directors: Dr. James Niedel is affiliated with the Sprout Group, Dr. Douglas Fambrough is affiliated with Oxford Bioscience Partners IV, L.P. and mRNA Fund II L.P., and Dr. Bryan Roberts is affiliated with Venrock Associates, Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P. In addition, the Affiliated Investors also include two of our directors, Dr. James Niedel and Mr. Scott Greer, who are investing for their own account.

As of June 30, 2005, the record date, the Affiliated Investors owned approximately 55.6% of the voting power of our issued and outstanding common stock. Therefore, they own enough of our common stock in the aggregate to determine the outcome of the Proposal. On July 1, 2005, we entered into Voting Agreements with the Affiliated Investors, in their capacities as current stockholders of Sirna, pursuant to which each of the Affiliated Investors agreed to vote in favor of the Proposal at the Special Meeting and granted to us an irrevocable Proxy to vote all of the outstanding shares of Sirna beneficially owned by it or him in favor of this Proposal.

More details about our sale to Affiliated Investors in the Second Closing are described in the section under the heading “Proposal - Interests of Certain Persons in the Second Closing” beginning on page 17 of this Proxy Statement.

Q.	Why is Sirna seeking stockholder approval for the Second Closing?

A.           We are subject to the rules of the Nasdaq National Market because our common stock is listed on the Nasdaq National Market. These rules require us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale and (ii) at a price per share below the greater of book or market value at the time of such issuance or sale. These rules apply to the Second Closing because:

▪
the shares of common stock that we intend to issue and sell at the Second Closing, together with the shares issued and sold in the First Closing, will comprise approximately 42% of the shares of our common stock outstanding immediately prior to the First Closing and approximately 30% of the outstanding shares immediately after the Second Closing, and

▪
the purchase price of the common stock we issued and sold at the First Closing and intend to issue and sell at the Second Closing will be at $1.60 per share, which is below $1.67 per share, the closing price of our common stock on Nasdaq on July 1, 2005, the last day our common stock traded on Nasdaq before the Securities Purchase Agreements were entered into.

In addition, Nasdaq has taken the position that the issuance and sale of our common stock and warrants exercisable for our common stock to the Affiliated Investors constitute equity compensation for purposes of the Nasdaq National Market rules and therefore would require stockholder approval. More details about our sale to Affiliated Investors in the Second Closing are described in the section under the heading “Proposal - Interests of Certain Persons in the Second Closing” beginning on page 17 of this Proxy Statement.

For the above reasons, we are required under Nasdaq National Market rules to obtain stockholder approval prior to issuing and selling the shares and warrants at the Second Closing.

Q.	Why does Sirna need to do the private placement?

A.           Development of our products and other operations has required substantial funds, which we have financed through sales of equity securities in public offerings, private placements of common stock, funds received under our collaborative agreements and contract manufacturing agreements. As of March 31, 2005, we had cash, cash equivalents and securities available-for-sale of approximately $24.9 million. We anticipate that with our existing financial resources (before any proceeds from the private placement) and expected revenues from collaborations, our cash will be sufficient to meet our anticipated operating and capital requirements through mid-2006. However, we will continue to require substantial funds to conduct the research, preclinical, and clinical testing necessary to bring our proposed products to market. In addition, we expect to incur significant costs relating to prosecuting and enforcing patent claims, general administrative and legal fees and manufacturing and marketing of our products, if any.

Consequently, our management and Board of Directors determined during the past few months that we will need to secure additional working capital in order to improve our financial condition and our ability to fund drug development. Accordingly, our management and Board of Directors undertook extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. In April 2005, we engaged an investment bank, Thomas Weisel Partners LLC (“TWP”) to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, TWP, our management and our Board of Directors agreed that it was unlikely that we would attract sufficient interest among public investors and that a private placement of our publicly-traded common stock (commonly referred to as a “PIPE” financing), targeting private venture capital investors and other institutional investors, had a higher likelihood of success. The section under the heading “Proposal - Background of the Private Placement,” beginning on page 10 of this Proxy Statement, provides more details on our discussions with TWP and extensive meetings and negotiations with prospective investors during May and June of 2005. We and the investors executed Securities Purchase Agreements on July 5, 2005, which provide for the First and Second Closings of the private placement and set forth the terms and conditions of the transaction, as described in more detail under the heading “Proposal - Terms of the Private Placement,” beginning on page 13 of this Proxy Statement.

The First Closing took place on July 6, 2005, and we currently plan to complete the Second Closing on August 24, 2005 after we receive stockholder approval for the Proposal. Assuming the Second Closing occurs, Sirna will receive approximately $28 million in total gross proceeds (before fees and expenses) from the First Closing and Second Closing, and an additional $12.1 million in aggregate gross proceeds if and when all warrants are exercised in full (assuming an exercise price of $1.92 per share and no net exercise).

Capital raised from private placements such as this one provides important funding for the substantial costs we incur in our research and development, manufacturing and marketing, working capital and other key operations. Proceeds from the Second Closing, together with the proceeds from the First Closing, will enable Sirna to further its goal of turning the technology of RNA interference into therapeutics. We also intend to use a part of the proceeds for general corporate purposes.

Our ability to raise funds in the future will depend on many factors, as described in more detail under the heading “Proposal - Reasons for the Private Placement Including the Second Closing.” If we do not receive the proceeds from the Second Closing, meeting our capital needs on a timely basis and on terms acceptable to us will be more difficult.

Q.	What if the Proposal is not approved?

A.           If the Proposal does not receive stockholder approval, the issuance and sale to the Non-Affiliated Investors in the First Closing will not be affected, but the issuance and sale to all investors in the Second Closing, including the Non-Affiliated Investors and the Affiliated Investors, will be affected. Specifically, the investors in the Second Closing will not be obligated or permitted to purchase the shares of our common stock and warrants, and we will not be obligated or permitted to sell them the shares of our common stock or warrants in the Second Closing. In that case, we could request special relief from the Nasdaq National Market to allow the investors to proceed with the purchase of the securities as contemplated by the Second Closing. The Nasdaq National Market grants special relief based on an issuer’s financial circumstances only in limited instances. There is no guarantee, however, that the Nasdaq National Market would grant such permission, or that the investors originally in the Second Closing would purchase our securities even if Nasdaq National Market does grant such permission.

However, as described above, as of June 30, 2005, the record date, the Affiliated Investors owned approximately 55.6% of the voting power of our issued and outstanding common stock. Therefore, they own enough of our common stock, in the aggregate, to determine the outcome of the Proposal. On July 1, 2005, we entered into a Voting Agreement with each of the Affiliated Investors, in his or its capacity as a current stockholder of Sirna, pursuant to which each of the Affiliated Investors agreed to vote in favor of the Proposal at the Special Meeting, and granted to us an irrevocable Proxy to vote all of the outstanding shares of Sirna beneficially owned by it or him in favor of this Proposal. NEVERTHELESS, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Prior to voting, however, you should consider the fact that our current liquidity and capital resources are limited. Without sufficient and stable revenue source, our failure to raise additional capital could significantly harm our ability to achieve our intended business objectives, which include the completion of development and commercialization of our product candidates and the continuation of our research and development programs. Any of these adverse events could substantially diminish the value of our common stock and thus your investment in our shares.

Q.	Will the Second Closing dilute our stockholders’ ownership interest in Sirna?

A.           Our stockholders will incur immediate and significant dilution of their percentage of stock ownership in Sirna if the Second Closing takes place. Immediately prior to the Second Closing (assuming no issuance of any shares after the First Closing), 49,917,451 shares of our common stock were outstanding after giving effect to the issuance of 8,319,564 shares of common stock at the First Closing. If the Second Closing occurs (assuming no issuance of any shares after the First Closing), a total of 59,104,137 shares of common stock will be outstanding upon the Second Closing. Stockholders immediately prior to the Second Closing will incur dilution, upon the consummation of the Second Closing, of approximately 16% (24% if the total of 6,302,246 shares issuable upon exercise in full of the warrants issued in the First and Second Closings are included).

However, as we explained above in the answer to the question “what if the Proposal is not approved”, failure to complete both closings could significantly harm our business and the value of our common stock, and the value of your investment in our common stock could be substantially diminished. Also, as described above, our Voting Agreements with the Affiliated Investors, who as of June 30, 2005 own approximately 55.6% of the voting power of our issued and outstanding common stock, ensure that the Proposal will be approved at the Special Meeting.

Q.	Where can I find additional information? Who can help answer my questions?

A:           You should carefully review the entire Proxy Statement, which contains important information regarding the Proposal, before voting on the Proposal. We filed a current report on Form 8-K with the Securities and Exchange Commission on July 7, 2005, which contains a summary of the private placement, and another current report on Form 8-K on July 11, 2005, which attaches each of the relevant agreements for the private placement as exhibits. These exhibits are also attached for your convenience as Annexes to this Proxy Statement. We strongly encourage you to carefully review these two Forms 8-K and the exhibits thereto describing the private placement. The section under the heading “Where You Can Find Additional Information,” beginning on page 18 of this Proxy Statement, describes additional sources to obtain this Proxy Statement, our public filings under the Securities Exchange Act of 1934, as amended (including the Forms 8-K described above), and other information about Sirna.

If you would like copies of the July 7 and July 11, 2005 Forms 8-K (including the exhibits thereto) or additional copies of this Proxy Statement, free of charge, or if you have questions about the private placement or the procedures for voting your shares, you should contact: Sirna Therapeutics, Inc., Attention: Investor Relations, 2950 Wilderness Place, Boulder, CO 80301, Telephone: (303) 449-6500.

SIRNA THERAPEUTICS, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 23, 2005

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed Proxy is solicited on behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Sirna Therapeutics, Inc., a Delaware corporation (“Sirna”), at a Special Meeting of Stockholders to be held August 23, 2005, at 10:00 a.m., local time, and at any adjournment, continuation or postponement of the meeting, referred to throughout this Proxy Statement as the Special Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at our offices at 2950 Wilderness Place, Boulder, CO 80301.

These proxy solicitation materials are first being mailed or given on or about July 29, 2005 to all stockholders entitled to vote at the meeting.

Purpose of Special Meeting

As described above, the purpose of the Special Meeting is to obtain approval for the Proposal and such other business as may properly come before the meeting, including any adjournment or postponement thereof.

Vote Required

The affirmative vote of the holders of a majority of the common stock present in person or represented by proxy and entitled to vote at the Special Meeting will be required to approve the Proposal.

Record Date and Shares Outstanding

Only stockholders who owned shares of our common stock at the close of business on June 30, 2005, referred to in this Proxy Statement as the Record Date, are entitled to notice of, and to vote at, the Special Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on the matter to be voted on at the Special Meeting. As of June 30, 2005, 41,597,887 shares of Sirna’s common stock were outstanding and entitled to vote.

Revocability of Proxies

You may revoke your Proxy at any time before it is exercised. Execution of the Proxy will not in any way affect your right to attend the Special Meeting in person. Revocation may be made prior to the meeting by written revocation or through a duly executed proxy bearing a later date sent to Sirna, Attention: Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107; or your Proxy may be revoked personally at the Special Meeting by written notice to the Secretary at the Special Meeting prior to the voting of the Proxy. Any revocation sent to Sirna must include the stockholder’s name and must be received prior to the meeting to be effective.

How Your Proxy Will Be Voted

In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by Sirna, including unmarked proxies, will be voted to approve the Proposal. In addition, if any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as directed by the Board of Directors. We have not received notice of any other matters that may properly be presented at the Special Meeting.

Quorum

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Sirna’s common stock as of the Record Date is necessary to constitute a quorum at the Special Meeting. As there were 41,597,887 shares outstanding as of the Record Date, we will need at least 20,798,944 votes present in person or by proxy at the Special Meeting for a quorum to exist.

Voting

Tabulation

Votes of stockholders entitled to vote who are present at the Special Meeting in person or by proxy, abstentions and broker non-votes are counted as present or represented at the meeting for purposes of determining whether a quorum exists. For the Proposal, the affirmative vote of a majority of the shares of common stock entitled to vote and present in person or represented by proxy at the Annual Meeting is necessary for approval.

As of June 30, 2005, the Record Date, investors in the private placement who are affiliates of Sirna and who comprise a majority of its Board of Directors, either directly or through affiliates, owned approximately 55.6% of the voting power of our issued and outstanding common stock. Therefore, they own enough of our common stock, in the aggregate, to determine the outcome of the Proposal. On July 1, 2005, we entered into Voting Agreements with each of these affiliated investors, in its or his capacity as current stockholders of Sirna, pursuant to which each of the these affiliated investors agreed to vote in favor of this Proposal at the Special Meeting and granted to us an irrevocable Proxy to vote all of the outstanding shares of Sirna beneficially owned by it or him in favor of this Proposal. NEVERTHELESS, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

Broker Non-Votes; Abstentions

In the absence of controlling precedent to the contrary, we intend to treat broker non-votes and abstentions in the following manner:

A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker “non-votes” and shares as to which proxy authority has been withheld with respect to any matter are considered present for purposes of calculating a quorum but are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or any other issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to the Proposal, which requires a majority vote, broker “non-votes” have no effect.

Abstentions occur when a stockholder entitled to vote and present in person or represented by proxy affirmatively votes to abstain. Votes in abstention are considered present for purposes of calculating a quorum but do not count as a vote FOR or AGAINST any matter. While abstentions do not count as a vote FOR or AGAINST, they have the same effect as a negative vote on the Proposal because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved.

Solicitation of Proxies

This solicitation is being made by mail on behalf of our Board of Directors but may also be made without additional remuneration by our officers or employees by telephone, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and mailing of the enclosed Proxy, notice of Special Meeting and this Proxy Statement and any additional material relating to the meeting that may be furnished to our stockholders by our Board subsequent to the furnishing of this Proxy Statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of stockholders at the meeting, supplementary solicitations may be made by mail, telephone, facsimile transmission, e-mail or personal interview by our officers or employees, without additional compensation, or selected securities dealers. We anticipate that the cost of such supplementary solicitations, if any, will not be material.

Stockholders’ Proposals

Sirna knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of Proxy and voting instructions to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy. This discretionary authority includes authority to vote on matters concerning which we did not receive timely notice pursuant to the provisions of our bylaws.

As previously described in the Proxy Statement for our 2005 Annual Meeting of Stockholders filed with the SEC on May 23, 2005, any stockholder who intends to submit a proposal at our 2006 Annual Meeting of Stockholders and who wishes to have the proposal considered for inclusion in the Proxy Statement and form of Proxy for that meeting must, in addition to complying with the applicable laws and regulations governing submission of such proposals, deliver the proposal to us for consideration no later than January 23, 2006.

SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Proxy Statement and form of Proxy for our 2006 Annual Meeting of Stockholders. If a stockholder intends to submit a proposal at our 2006 Annual Meeting and the proposal is not intended to be included in the Proxy Statement and form of Proxy for that meeting, the stockholder must have given proper notice no later than April 8, 2006. If a stockholder gives notice of such a proposal after the deadline, the proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2006 Annual Meeting.

All notices of proposals, whether or not to be included in the Company’s proxy materials, should be sent to Bharat M. Chowrira, Secretary, Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, CA 94107.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders and enclosing separate proxy cards for each stockholder. This process, which is commonly referred to as “householding,” potentially eliminates some duplicative mailings to stockholders and reduces our mailing costs.

For this Special Meeting, a number of brokers with account holders who are stockholders of Sirna will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Sirna Therapeutics, Inc., Bharat M. Chowrira, Secretary, 185 Berry Street, Suite 6504, San Francisco, CA 94107 or contact ADP Investor Communication Services at 1-800-542-1061. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

INFORMATION IN THIS PROXY STATEMENT

Unless otherwise specifically noted, all of the share numbers in this Proxy Statement are based on 49,917,451 shares of common stock outstanding as of July 6, 2005 immediately upon the consummation of the First Closing. When referencing the number of shares of common stock that will be owned by the investors following the Second Closing, unless otherwise stated or reasonably clear from the context, we have taken into account the shares of common stock we have issued or will issue to the investors in both closings of the private placement, as well as the number of shares of common stock underlying the warrants that we have issued or will issue to the investors in both closings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of June 30, 2005, the Record Date, there were 41,597,887 shares of common stock outstanding. The following table sets forth the shares of our common stock beneficially owned, as of such date, by (1) each of our directors, (2) our Chief Executive Officer and each of the four other most highly compensated executive officers whose annual compensation exceeded $100,000 in 2004, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

Except as otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each stockholder identified in the table has sole voting and investment power with respect to all shares listed opposite their names.

Name and Address	Number of Shares Beneficially Owned (1)	Percentage of Shares Outstanding (2)
Sprout Group (3) 11 Madison Avenue, 26th Floor New York, New York 10010	14,209,378	32.3%
Venrock Associates (4) 30 Rockefeller Plaza, Suite 5508 New York, New York 10112	7,486,122	17.5%
Oxford Bioscience Partners (5) 222 Berkeley Street, Suite 1650 Boston, Massachusetts 02116	5,515,683	13.0%
Techno Venture Management (6) 101 Arch Street, Suite 1950 Boston, Massachusetts 02110	3,047,665	7.2%
James Niedel (3)	14,632,057	33.2%
Bryan Roberts (4)	7,544,455	17.6%
Douglas Fambrough (5)	5,574,016	13.1%
R. Scott Greer (7)	127,429	*
Jeremy L. Curnock Cook (8)	64,999	*
Howard W. Robin (9)	812,778	1.9%
Nassim Usman (10)	288,875	*
Roberto Guerciolini (11)	120,566	*
Barry A. Polisky (12)	207,719	*
Bharat M. Chowrira (13)	190,455	*
Current executive officers and directors as a group (11 persons) (14)	29,566,486	61.5	6%

*	Less than 1%.

(1)
Shares are considered beneficially owned, for purposes of this table, only if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. The business address for each of Sirna’s directors and officers listed in the table is 185 Berry Street, Suite 6504, San Francisco, CA 94107.

(2)	Applicable percentages are based on 41,597,887 shares of common stock outstanding on June 30, 2005, adjusted as required by SEC rules.

(3)
Share ownership for Sprout Group and related parties is given as of June 30, 2005 and was obtained from the Schedules 13D/A, filed on January 5, 2005 and July 20, 2005, respectively, with the SEC. According to the Schedule 13D/A, the number of shares beneficially owned consists of 11,237,333 shares and 2,265,664 shares of common stock issuable upon the exercise of warrants held by Sprout Capital IX, L.P., a limited partnership; 518,946 shares and 104,627 shares of common stock issuable upon the exercise of warrants held by Sprout IX Plan Investors, L.P., a limited partnership; 44,286 shares and 8,927 shares of common stock issuable upon the exercise of warrants held by Sprout Entrepreneurs Fund, L.P., a limited partnership; and 24,630 shares and 4,965 shares of common stock issuable upon the exercise of warrants held by DLJ Capital Corporation (collectively, “Sprout”), which warrants are immediately exercisable. Dr. James Niedel’s ownership includes the Sprout shares and warrants, and in addition includes 303,210 shares and 61,132 shares of common stock issuable upon the exercise of warrants held by Dr. Niedel, a director of the Company and a Venture Partner of each partnership, which warrants are immediately exercisable. In addition, the number of shares beneficially owned by Dr. Niedel includes options to purchase 58,333 shares held by Dr. Niedel exercisable within 60 days of June 30, 2005. Except for shares he holds directly, Dr. Niedel expressly disclaims beneficial ownership of the shares held by Sprout.

(4)
Share ownership for Venrock Associates and related parties is given as of June 30, 2005, and was obtained from the Schedules 13D/A, filed on January 4, 2005 and July 18, 2005, respectively, with the SEC. According to the Schedule 13D/A, the number of shares beneficially owned consists of 5,038,805 shares and 950,093 shares of common stock issuable upon the exercise of warrants held by Venrock Associates III, L.P., a limited partnership, which warrants are immediately exercisable; 1,133,731 shares and 213,771 shares of common stock issuable upon the exercise of warrants held by Venrock Associates, a limited partnership, which warrants are immediately exercisable; and 125,970 shares and 23,752 shares of common stock issuable upon the exercise of warrants held by Venrock Entrepreneurs Fund III, L.P., a limited partnership (collectively “Venrock”), which warrants are immediately exercisable. In addition, the number of shares beneficially owned includes options to purchase 58,333 shares held by Dr. Roberts exercisable within 60 days of June 30, 2005. Dr. Roberts is one of our directors and a General Partner of Venrock Associates and a Member of Venrock Management III LLC and VEF Management III LLC, which is the General Partner of Venrock Associates III, L.P. and Venrock Entrepreneurs Fund III, L.P., respectively. He expressly disclaims beneficial ownership of the shares held by Venrock except to the extent of his pecuniary interest therein arising from his general partnership or member interests therein.

(5)
Share ownership for Oxford Bioscience Partners and related parties is given as of June 30, 2005, and was obtained from the Schedules 13D/A, filed on January 6, 2005 and July 21, 2005, respectively, with the SEC. According to the Schedule 13D/A, the number of shares beneficially owned consists of 4,569,545 shares and 891,346 shares of common stock issuable upon the exercise of warrants held by Oxford Bioscience Partners IV L.P., a limited partnership, which warrants are immediately exercisable and 45,849 shares and 8,943 shares of common stock issuable upon the exercise of warrants held by mRNA Fund II L.P., a limited partnership, which warrants are immediately exercisable. OBP Management IV L.P. serves as the General Partner of each partnership (collectively, “Oxford”). In addition, the number of shares beneficially owned includes options to purchase 58,333 shares held by Dr. Fambrough exercisable within 60 days of June 30, 2005. Dr. Fambrough is one of our directors and a Principal of Oxford and expressly disclaims beneficial ownership of the shares held by Oxford except to the extent of his pecuniary interest therein arising from his general partnership interests therein.

(6)
Consists of 2,525,253 shares and 522,412 shares of common stock issuable upon the exercise of warrants held by TVM V Life Science Ventures GmbH & Co., KG, a limited partnership, which warrants are exercisable within 60 days of June 30, 2005.

(7)	Includes options to purchase 58,333 shares held by Mr. Greer exercisable within 60 days of June 30, 2005.

(8)	Includes options to purchase 64,999 shares held by Mr. Cook exercisable within 60 days of June 30, 2005.

(9)	Includes options to purchase 799,117 shares held by Mr. Robin exercisable within 60 days of June 30, 2005.

(10)	Includes options to purchase 282,109 shares exercisable within 60 days of June 30, 2005 and 6,766 shares held by Dr. Usman under our 401(k) Plan.

(11)	Includes options to purchase 103,499 shares exercisable within 60 days of June 30, 2005 and 1,544 shares held by Dr. Guerciolini under our 401(k) Plan.

(12)	Includes options to purchase 202,012 shares exercisable within 60 days of June 30, 2005 and 5,373 shares held by Dr. Polisky under our 401(k) Plan.

(13)	Includes options to purchase 177,687 shares exercisable within 60 days of June 30, 2005 and 6,766 shares held by Dr. Chowrira under our 401(k) Plan.

PROPOSAL:
APPROVAL OF TERMS OF SECOND OFFERING IN PRIVATE PLACEMENT

Background of the Private Placement

Early in 2005, our management and, at a meeting on February 3, 2005, our Board of Directors, determined that we need to secure additional working capital in order to improve our financial condition and our ability to fund drug development. Accordingly, our management and our Board of Directors undertook extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. In April 2005, we engaged an investment bank, Thomas Weisel Partners LLC (“TWP”), to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, TWP, our management and Board of Directors agreed that it was unlikely that we would attract sufficient interest among public investors and that a private placement of our publicly-traded common stock (commonly referred to as a “PIPE” financing), targeting private venture capital investors and other institutional investors, had a higher likelihood of success.

Thereafter, TWP contacted 30 potential investors on behalf of Sirna. From May 10 to June 21, 2005, we participated in a “roadshow,” in which our senior management and approximately 26 potential investors met and discussed the proposed private placement. During this period, our Board of Directors and senior management discussed the possibility that the Affiliated Investors would participate in the private placement, on terms identical to those negotiated with the Non-Affiliated Investors. During the week of June 20, 2005, we continued to negotiate the proposed terms of the private placement with the Non-Affiliated Investors.

On June 29, 2005, our Board held a telephonic meeting to consider the private placement and the participation of the Affiliated Investors in the private placement. After extensive discussion of the terms and conditions among Board members and with our senior management and advisors, a special committee of the Board (comprised of Jeremy L. Curnock Cook and Howard W. Robin, neither of whom intended to or did invest in the private placement) recommended to the Board that it approve the private placement on the terms negotiated by us as of that date and further approve the participation of the Affiliated Investors in the private placement in a Second Closing, subject to stockholder approval. On July 4, 2005, the Board held an additional telephonic meeting to discuss and finalize changes in the terms of the private placement, including a proposed increase in the size of the private placement and the expansion of the Second Closing to include Non-Affiliated Investors to the extent their participation required stockholder approval. Mr. Cook was unable to attend the meeting but communicated his support for the private placement in advance of the meeting. As a result, the Special Committee did not meet but the Board, with all of the other members in attendance and voting, unanimously approved the terms and conditions of the transaction.

On July 5, 2005, we entered into Securities Purchase Agreements with all of the investors, pursuant to which we agreed to sell to those investors an aggregate of 17,506,250 shares of our common stock at $1.60 per share and warrants exercisable for 6,302,246 shares of our common stock at $1.92 per share (subject to potential adjustment down to $1.67 per share). To ensure that stockholder approval would not be required at the First Closing, we did not allow any Affiliated Investors to participate in the First Closing. Further, we required all Non-Affiliated Investors participating in the First Closing to “cut back” on a pro rata basis the number of shares of common stock and warrants to purchase our common stock that were purchased in the First Closing such that the aggregate number of shares of common stock purchased in the First Closing did not exceed 20% of our issued and outstanding shares immediately prior to the First Closing. Subject to stockholder approval, the remainder of the “cut back” shares of our common stock and warrants to purchase our common stock will be sold to the Non-Affiliated Investors in the Second Closing.

A form of the Securities Purchase Agreement and a form of Warrant are provided for your reference as Annexes A and B, respectively, to this Proxy Statement and were also included as exhibits to our Form 8-K filed on July 11, 2005. On July 1, 2005, we entered into Voting Agreements with the Affiliated Investors, in their capacities as current stockholders of Sirna, pursuant to which each of the Affiliated Investors agreed to vote in favor of the Proposal at the Special Meeting and granted to us an irrevocable proxy to vote all of the outstanding shares of Sirna stock owned beneficially by it or him in favor of the Proposal. A form of the Voting Agreement is provided for your reference as Annex C to this Proxy Statement and was also included as an exhibit to our Form 8-K filed on July 11, 2005. As discussed above, our Voting Agreement with each of the Affiliated Investors, who as of June 30, 2005 owned approximately 55.6% of the voting power of our issued and outstanding common stock, ensures that the Proposal will be approved at the Special Meeting.

The First Closing took place on July 6, 2005, and we currently plan to complete the Second Closing on August 24, 2005 after we receive stockholder approval of the Proposal. Assuming the Second Closing occurs, Sirna will receive approximately $26 million in total proceeds, net of fees and our expenses, from the First and Second Closings of the private placement, and an additional $12.1 in aggregate proceeds if and when all warrants issued to the investors in the two closings are exercised in full (assuming an exercise price of $1.92 and no net exercise of warrants, as described below in “Terms of the Private Placement”).

In addition to TWP, Leerink Swann & Company and Brean Murray & Co., Inc. served as co-advisers to Sirna in the private placement.

The following table sets forth, for the periods indicated, the high and low sales prices per share of our common stock as reported on the Nasdaq National Market.

	High	Low
Year Ended December 31, 2003,
First Quarter	$4.56	$1.20
Second Quarter	$11.44	$2.10
Third Quarter	$9.21	$3.65
Fourth Quarter	$8.16	$4.75
Year Ended December 31, 2004,
First Quarter	$6.49	$3.90
Second Quarter	$4.59	$2.05
Third Quarter	$3.42	$2.21
Fourth Quarter	$3.87	$2.45
Year Ended December 31, 2005,
First Quarter	$3.48	$2.30
Second Quarter	$3.15	$1.69
Third Quarter (through July 21, 2005)	$2.95	$1.61

Under the heading “Terms of the Private Placement” below, we discuss the terms of the private placement, including the Second Closing. We also discuss the material factors considered by our Board of Directors in determining to proceed with the two closings of the private placement and recommend the approval of the Second Closing by our stockholders under the headings “Reasons for the Private Placement Including the Second Closing” below.

Reasons for the Private Placement Including the Second Closing

In reaching their unanimous decision to approve the private placement, including the Second Closing, and in determining that the private placement is fair to, and in the best interests of, Sirna and its stockholders, the special committee, and our Board of Directors carefully considered a number of factors. In reaching the decision, the special committee and the Board consulted with Sirna’s senior management as well as outside advisors. In view of the complexity and wide variety of information and factors considered in connection with its evaluation of the private placement, including the necessity of the Second Closing, the special committee and the Board of Directors did not find it practicable to and did not quantify or otherwise assign relative or specific weights to the factors it considered in reaching its determination. Instead, the material factors and the advantages and disadvantages of the private placement, including the Second Closing, considered by the special committee and the Board are set forth below:

▪
Development of Sirna’s products and other operations have required substantial funds. Sirna will continue to require substantial funds to conduct research, pre-clinical, and clinical testing necessary to bring its proposed products to market. In particular, significant capital is required for us to move forward with clinical trials involving our core programs in age-related macular degeneration (AMD), hepatitis and dermatology and advance our pipeline pre-clinical programs in Huntington’s disease, asthma and diabetes. In addition, we expect to incur significant costs relating to prosecuting and enforcing patent claims, general administrative and legal fees and manufacturing and marketing of our products, if any. However, if we rely only on our existing financial resources and expected revenues from collaborations, our cash will only be sufficient to meet our anticipated operating and capital requirements through mid-2006.

▪
Our ability to raise funds depends on many factors, including, among others, the progress of our research, development and drug delivery efforts, our ability to establish collaborative arrangements for clinical testing, progress with pre-clinical studies and clinical trials, the time and cost involved in obtaining regulatory approvals, the costs involved in preparing, filing, prosecuting, maintaining, defending and enforcing patent claims, competing technological and market developments, the determination as to the commercial potential of our potential products, and the cost and availability of third-party financing. Many of these factors are subject to significant uncertainty.

▪
In order to secure additional working capital for Sirna to improve our financial condition and our ability to fund drug development, our management and Board of Directors have undertaken extensive efforts to identify and evaluate different strategic alternatives, including various forms of private debt and equity financings, strategic partnering arrangements, and strategic acquisitions. In April 2005, we engaged an investment bank, TWP, to help us identify financing alternatives. Based on our stock price and the state of the biotech capital market, TWP, our management and our Board of Directors agreed, after extensive discussions, that it was unlikely that we would attract sufficient interest among public investors in a public offering and that a private placement, structured as a PIPE transaction, targeting private venture capital investors and other institutional investors, had a higher likelihood of success.

▪
The most critical factors in evaluating the private placement opportunities potentially available to Sirna were the amount of capital that could be raised through the financing, the capital raising cost of the financing, the length of time that the funds generated would permit operations without the necessity of raising additional financing, the product development milestones that could be achieved through the funds raised and the dilution that these funds would cause to our existing stockholders.

▪
In determining the size of the private placement and the necessity of the Second Closing, the Board also considered the possibility of raising a lower amount of interim financing so as to reduce the dilution on our current stockholders, but given the volatility of the market price of our common stock and the uncertain economic climate, it was determined to be a less attractive alternative as there could be no assurance that we would be able to obtain sufficient additional financing on attractive terms in a timely fashion after we exhaust the interim financing.

▪
Furthermore, in determining to increase the size of the private placement from approximately $13.3 million in the First Closing to approximately $28 million from both closings, the Board weighted the fact that this increase would result in additional dilution to our stockholders versus the fact that the additional $14.7 million would allow us to fund our capital needs more fully, including completion of our planned Phase 2 clinical trial for AMD and initiation of Phase 1 clinical trials in hepatitis and dermatology programs, as well as assuring funding for necessary manufacturing and marketing costs and other general corporate purposes. The section under the heading “Proposal - Dilutive Effect” beginning on page 16 of this Proxy Statement provides more detailed analysis of the dilution to our stockholders from the private placement, including the Second Closing.

▪	The Board also evaluated certain additional obligations that Sirna will agree to in order to complete the private placement and subsequent consequences, including:

(a) The obligation to file and maintain a resale registration statement covering the shares issued and sold in the private placement (including the shares issuable upon exercise of the warrants), which obligation exists even if we consummate only the First Closing, and the potential liquidated damages to which we would be subject if such registration obligation is not timely satisfied (see “Terms of the Private Placement - Terms of the Security Purchase Agreement Applicable to the Second Closing - Registration Obligations and Liquidated Damages” beginning on page 14 below);

(b) Once the shares covered by the registration statements become freely tradeable without restriction, their transferability could potentially reduce the market price of our common stock significantly; and

(c) If Sirna were no longer eligible for listing on the Nasdaq National Market, the shares of our common stock issuable upon exercise of the warrants sold in the private placement would become exercisable at a price of $1.67 per share rather than the current $1.92 per share (see “Terms of the Private Placement - Terms of the Warrants - Exercise Price” beginning on page 14 below).

After a thorough analysis of the advantages and disadvantages of the private placement and an extensive discussion of the terms and conditions, including the necessity of the Second Closing, the Board of Directors determined that the importance of the timely and sufficient amount of capital provided by the two closings outweighed the actual or potential adverse impact on our company or our common stock, and therefore the terms and conditions of the private placement are favorable to our company given market conditions and the condition of our business.

Terms of the Private Placement

On July 6, 2005, we held the First Closing, consisting of the issuance and sale of 8,319,564 shares of common stock at $1.60 per share for an aggregate purchase price of approximately $13.3 million and warrants exercisable for 2,995,036 shares of common stock at $1.92 per share (subject to potential adjustment down to $1.67 per share) for an aggregate exercise price of approximately $5.8 million. We are requesting in this Proposal that the stockholders approve the sale and issuance by Sirna, in the Second Closing, of 9,186,686 shares of common stock at $1.60 per share for an aggregate purchase price of approximately $14.7 million and warrants exercisable for 3,307,210 shares of common stock at $1.92 per share (subject to potential adjustment down to $1.67 per share) for an aggregate exercise price of approximately $6.3 million if exercised in full (assuming an exercise price of $1.67 per share and no net exercise, as described below). The sale of common stock and warrants in the private placement is intended to be exempt from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely upon the Regulation D “safe harbor” provisions. This Second Closing is subject to the fulfillment of conditions that we describe below. We have set forth below the material terms of the private placement.

THIS SUMMARY OF THE TERMS OF THE PRIVATE PLACEMENT IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE TRANSACTION; HOWEVER, IT IS NOT A SUBSTITUTE FOR REVIEWING THE FORM OF SECURITIES PURCHASE AGREEMENT, THE FORM WARRANT AND THE FORM OF THE VOTING AGREEMENT IN THEIR ENTIRETY, WHICH WE HAVE INCLUDED AS ANNEXES A, B, AND C, RESPECTIVELY, TO THIS PROXY STATEMENT. YOU SHOULD READ THIS SUMMARY IN CONJUNCTION WITH THE AGREEMENT.

Terms of the Securities Purchase Agreements Applicable to the Second Closing

Securities to be Issued to Investors upon Second Closing. At the Second Closing, we will issue and sell 9,186,686 shares of common stock at $1.60 per share for an aggregate purchase price of approximately $14.7 million along with five-year warrants exercisable for 3,307,210 shares of common stock at $1.92 per share (subject to customary anti-dilution and other adjustments described below) for an aggregate exercise price of approximately $6.3 million (assuming no net exercise, as described below). The warrants may be exercised at any time from January 6, 2005 through July 6, 2010. We currently expect the Second Closing to take place on August 24, 2005 following stockholder approval at the Special Meeting.

Registration Obligations and Liquidated Damages. No later than 15 business days after the First Closing (the “Filing Date”), we are required, at our expense, to file with the SEC a registration statement with respect to the resale of the shares of common stock (A) issued at both the First Closing and the Second Closing of the private placement, and (B) issuable upon exercise of the warrants issued at both the First Closing and the Second Closing. We are required to use reasonable commercial efforts to have such registration statement declared effective by the SEC prior to the date which is 70 days after the Filing Date (or 110 calendar days if the registration statement receives SEC review) (the “Required Effective Date”), and, subject to our right to suspend the resale of stock under the registration statement in certain circumstances, we are required to use reasonable commercial efforts to maintain the effectiveness of this registration statement until the earlier of (a) five years after the effectiveness of the registration statement, (b) the date on which the investors may sell all shares (including shares issuable upon exercise of the warrants) then held by the investors without restriction by the volume limitations of Rule 144 of the Securities Act of 1933, as amended or (c) such time as all of those shares (including shares issuable upon exercise of those warrants) have been sold.  If the registration statement (a) is not filed by the Filing Date, (b) is not declared effective by the Required Effective Date or (c) once effective, ceases to be effective and available to investors in the private placement for any continuous period that exceeds 30 days or for one or more period that exceed in an aggregate of 60 days in any 12-month period, we are required to pay the investors in the private placement a cash payment as liquidated damages and not as a penalty. This cash payment is calculated as 1% of the aggregate purchase price paid by the investors in the private placement, up to a maximum total cash payment equal to 10% of the aggregate purchase price, for each 30-day period of a registration default event described in (a), (b) or (c) above. If the default event lasts less than 30 days, the liquidated damages apply on a pro rata basis for any portion of such a 30-day period.

Right of First Offer. Until July 7, 2006, the investors in each closing have a pro rata right, calculated on a fully diluted basis, to participate in any future private sales of securities by Sirna, other than shares that are issued in sales customarily excluded from such right, namely, common stock dividends, shares or options granted or sold under an option plan or as compensation to employees, directors and consultants, securities issued as merger or acquisition consideration to acquire another entity or to purchase such entity’s stock or assets, shares issued to vendors, partners or other parties in connection with licenses, strategic partnerships, joint ventures or other similar business arrangements not primarily intended to raise capital, securities issuable as of July 6, 2006, shares issued to financial institutions or lenders in connection with loan, credit, lease or other debt financing arrangements, and shares approved by a majority of the investors in this private placement.

Indemnification. Sirna has granted the investors in the private placement customary indemnification rights in connection with the registration statement. The investors have also granted Sirna customary indemnification rights in connection with the registration statement.

Terms of the Warrants

Exercise Period. Each of the warrants to be issued in the Second Closing will be exercisable from January 6, 2006 through July 6, 2010 and can be exercised in cash or net exercised as described below.  The Second Closing is currently scheduled to take place on August 24, 2005 following stockholder approval at the Special Meeting.

Methods of Exercise. The warrants may be exercised in cash at all times during the exercise period, whereby the holders of the warrants deliver the certificates representing the warrants to Sirna and the then-applicable exercise price for the warrants in exchange for the shares issuable thereunder (which exercise price may be paid directly out of the sale proceeds of the shares issued upon exercise of the warrants if exercised in connection with a registered public offering by Sirna). In addition, the warrants may be “net exercised” at any time after the Required Effective Date (as described under the heading “Terms of the Securities Purchase Agreements Applicable to the Second Closing ” above) through the exercise period of the warrants only during such times as the registration statement described above is not effective. The net exercise provision allows the holder to receive shares of common stock equal to the value of the warrant without paying the exercise price in cash, but rather with the shares underlying the warrant.

Exercise Price, Adjustment to Exercise Price and Number of Shares. The exercise price of the Warrants is initially $1.92 per share. If Sirna’s shares of common stock are either (a) delisted from Nasdaq National Market or (b) terminated from registration under the Securities Act of 1933, as amended, during the period, as described under “Terms of Securities Purchase Agreement Applicable to the Second Closing - Registration Obligations and Liquidated Damages” when Sirna is required to keep the registration effective for shares issuable upon exercise of the warrants issued in this private placement, the exercise price of the warrant will be reduced to $1.67 per share. In addition, the exercise price of and the number of shares issuable under the warrants are subject to customary adjustments in certain events, including reclassification of Sirna’s securities, certain mergers, consolidations, sales of substantially all of the assets of Sirna, subdivision or combination of shares of Sirna, stock dividends and other distributions of Sirna.

Registration Rights. The warrants and the shares of our common stock issuable upon exercise of the warrants are not registered under the Securities Act or any state securities laws. Sirna has granted registration rights to the Investors for the shares of common stock issuable upon the exercise of the warrants. Such registration rights are described in more detail above under the heading “Terms of the Securities Purchase Agreements - Registration Obligations and Liquidated Damages” above.

Terms of the Voting Agreements

Each Affiliated Investor in the Second Closing of the private placement has entered into a Voting Agreement with Sirna, pursuant to which such Affiliated Investor has agreed, solely in its or his capacity as a stockholder, to vote all of its or his issued and outstanding shares of our common stock in favor of the Proposal and has granted to us an irrevocable proxy to vote all of its or his issued and outstanding shares of our common stock in favor of the Proposal. As of June 30, 2005, the Record Date, these Affiliated Investors owned approximately 55.6% of the voting power of our issued and outstanding common stock. Therefore, the Affiliated Investors own enough of our common stock, in the aggregate, to determine the outcome of the Proposal.

Restrictions on Transfer of Shares. Pursuant to the Voting Agreements, each Affiliated Investor has agreed not to (a) sell, assign, transfer (including by merger or otherwise) their shares of our common stock, (b) deposit any of such shares into a voting trust or enter into a voting trust or arrangement with respect to such shares or (c) grant any proxy or power of attorney with respect to such shares which is inconsistent with the Voting Agreement or enter into any contract or other arrangement regarding the sale assignment or transfer of such shares unless, in each case, the transferee agrees to be bound by the terms of such Voting Agreement.

Termination of Voting Agreements. Each Voting Agreement will terminate upon the earlier to occur of (a) the Second Closing of the private placement, (b) July 1, 2006 or (c) the date that the Securities Purchase Agreement between such Affiliated Investor and Sirna terminates under its own terms.

Conditions to Consummating the Second Closing of the Private Placement

Under the terms of the Securities Purchase Agreements that govern the private placement, the investors’ obligation to consummate the Second Closing of the private placement is subject to meeting the conditions enumerated in the Securities Purchase Agreements, including the following major conditions:

▪	Our stockholders have approved the Proposal in this Proxy Statement.

▪
Each Affiliated Investor shall have executed and delivered to Sirna a copy of the Voting Agreement described above to vote all of such investor’s shares (a) in favor of any matter that could reasonably be expected to facilitate this private placement, which would include the Proposal in this Proxy Statement; and (b) against any matter that could reasonably be expected to hinder, impede or delay the consummation of the private placement.

▪
Our representations and warranties set forth in the Securities Purchase Agreements were true and correct in all material respects as of the date of the Second Closing (or such other specific date indicated in the Securities Purchase Agreement).

Stockholder Approval and Nasdaq National Market Rules

We are subject to the rules of the Nasdaq National Market because our common stock is listed on the Nasdaq National Market. These rules require us to obtain stockholder approval for any issuance or sale of common stock, or securities convertible into or exercisable for common stock, that is (i) equal to 20% or more of our outstanding common stock before such issuance or sale, and (ii) is at a price per share below the greater of book or market value at the time of such issuance or sale. These rules apply to the Second Closing because:

▪
the shares of common stock that we intend to issue and sell at the Second Closing, together with the shares issued and sold in the First Closing, will comprise approximately 42% of the shares of our common stock outstanding immediately prior to the First Closing, and

▪
the purchase price of the common stock we issued and sold at the First Closing and intend to issue and sell at the Second Closing will be at $1.60 per share, which is below $1.67 per share, the closing price of our common stock on Nasdaq on July 1, 2005, the last day our common stock traded on Nasdaq before we entered into the Securities Purchase Agreements.

In addition, Nasdaq has taken the position that the issuance and sale of our common stock and warrants exercisable for our common stock to the Affiliated Investors constitute equity compensation for purposes of the Nasdaq National Market rules and therefore would require stockholder approval. More details about our sale to Affiliated Investors in the Second Closing are described under “Interests of Certain Persons in the Second Closing” beginning on page 17. For avoidance of doubt, Sirna disclaims that the issuance of shares and warrants in the Second Closing to the Affiliated Investors constitutes compensation to its directors for any other purpose.

Use of Proceeds

We will receive approximately $28 million in gross proceeds from the private placement if we successfully complete the Second Closing. After paying approximately $2 million in fees and expenses of private placement, we intend to use the net proceeds of approximately $26 million from this transaction to fund the substantial costs we incur in our research and development, manufacturing and marketing, working capital, other key operations and general corporate purposes. In particular, we expect that proceeds from the Second Closing in this private placement, together with the proceeds from the First Closing, will enable Sirna to complete its planned Phase 2 clinical trial for AMD, initiate Phase 1 clinical trials in hepatitis and dermatology programs and advance its pipeline pre-clinical programs in Huntington’s disease, asthma and diabetes.

Although we expect the private placement to provide us with sufficient capital to fund our operations into the first quarter of 2007 (if we successfully complete the Second Closing), we may require substantial additional funds in addition to the proceeds from this private placement to support our continued growth and expansion beyond first quarter of 2007. We may not be able to obtain such additional financing on a timely basis or on terms acceptable to us, if at all.

Dilutive Effect

The Second Closing will have an immediate and significant dilutive effect on current stockholders in that the percentage ownership of current stockholders will decline as a result of the Second Closing of the private placement. The number of shares issued pursuant to the Second Closing will increase substantially the number of shares of common stock currently outstanding or potentially outstanding upon the exercise of warrants. This means that our current stockholders will own a smaller percentage interest in Sirna as a result of the Second Closing. Immediately prior to the First Closing of the private placement, 41,597,887 shares of our common stock were outstanding. If the Second Closing occurs, and after giving effect to the issuances at the First Closing, a total of 59,104,137 shares of common stock and warrants to purchase a total of 6,302,246 share of common stock will have been issued in the First and Second Closings. Based on the shares of common stock outstanding immediately prior to the First Closing, if the Second Closing is completed, stockholders immediately prior to the First Closing will incur dilution of 16% (24% if the warrants issued in both closings were exercised in full).

For purposes of example only, a stockholder who owned 10% of our outstanding stock immediately prior to the Second Closing would own approximately 8.4% of the shares outstanding immediately after the Second Closing (or 7.6% had all the warrants issued in the First and Second Closings been immediately exercisable, and were exercised in full, after the respective closings).

Interests of Certain Persons in the Second Closing

Some of the investors in the Second Closing are Affiliated Investors, which means they are either directors of Sirna or affiliates of certain directors of Sirna. The following table sets forth the beneficial ownership of each Affiliated Investor in our common stock immediately prior to the Second Closing, the number of shares and warrants that such Affiliated Investor has agreed to purchase in the Second Closing, and the beneficial ownership of such Affiliated Investor immediately following the Second Closing:

	Beneficial Ownership(1)
						After Second Closing
Affiliated Investors in the Second Closing (1)	Prior to Second Closing		Shares Issued in Second Closing		Warrant Shares Issued in Second Closing(2)	Shares	Percentage of Shares Outstanding**

R. Scott Greer (3)	127,429	(4)	37,500		13,500	164,929 (178,429)	*% (*%)
James Niedel (3)	14,632,053	(5)	3,125,001	(6)	1,124,998	17,757,054 (18,882,052)	28.8% (30.1%)
Oxford Bioscience Partners 222 Berkeley Street, Suite 1650 Boston, Massachusetts 02116	5,515,683	(7)	1,250,000	(8)	449,999	6,765,683 (7,215,682)	11.3% (11.9%)
Sprout Group 11 Madison Avenue, 26th Floor New York, New York 10010	14,209,378	(5)	3,046,875	(6)	1,096,873	17,256,253 (18,353,126)	28.0% (29.3%)
Venrock Associates 30 Rockefeller Plaza, Suite 5508 New York, New York 10112	7,486,122	(9)	1,249,999	(10)	449,999	8,736,121 (9,186,120)	14.5% (15.1%)

*	Less than 1%.

**
Based on 59,104,137 shares outstanding immediately after the Second Closing, including all of the 8,319,564 shares issue in the First Closing and 9,186,686 shares expected to be issued in the Second Closing, adjusted as required by SEC rules.

(1)
Beneficial ownership of each Affiliate Investor is computed on the same basis as that in the table on page 8, except as noted in footnote (2) below. The affiliate relation of each investor with Sirna is explained in the footnote with respect to such investor to the table on page 8. Each ownership in parenthetical under “After Second Closing” assumes the full exercise of warrants, which is shown here solely for purpose of illustration and does not indicate beneficial ownership of all such shares under the SEC rules for calculating beneficial ownerships, which are referred to on page 7 under the heading “Security Ownership of Certain Beneficial Owners and Management”.

(2)
Refers to shares issuable upon exercise of warrants issued in the Second Closing, which equal 36% of the shares to be acquired by each Affiliated Investor in the Second Closing and are exercisable from January 6, 2006 through July 6, 2010.

(3)	Mr. Greer and Mr. Niedel are members of our Board of Directors, and their business address is 185 Berry Street, Suite 6504, San Francisco, CA 94107.

(4)	See details in footnote (7) to the table on page 8.

(5)	See details in footnote (3) to the table on page 8.

(6)
Includes 3,046,875 shares to be purchased by the Sprout Group.  Includes 6,346 shares purchased by DLJ Capital Corporation, 11,411 shares purchased by Sprout Entrepreneurs Fund, L.P., 2,895,406 shares purchased by Sprout Capital IX, L.P. and 133,712 shares purchased by Sprout IX Plan Investors, L.P.

(7)	See details in footnote (5) to the table on page 8.

(8)	Includes 1,237,582 shares purchased by Oxford Bioscience Partners IV, L.P. and 12,418 shares purchased by mRNA Fund II, L.P.

(9)	See details in footnote (4) to the table on page 8.

(10)	Includes 225,000 shares purchased by Venrock Associates, 1,000,000 shares purchased by Venrock Associates III, L.P. and 24,999 shares purchased by Venrock Entrepreneurs Fund III, L.P.

Assuming the Second Closing takes place and the Affiliated Investors purchase the number of shares and warrants as shown in the above table:

▪
other than the Sprout Group, Venrock Associates, Oxford Bioscience Partners, Heartland Value Fund, Capital Ventures International, Domain Public Equity Partners, L.P., Steelhead Investments Ltd., Tang Capital Partners, L.P., and Perry Partners, no investor in the private placement will have acquired, in the First and Second Closings, more than 1% of our outstanding common stock immediately prior to the First Closing; and

▪
other than the Sprout Group, Heartland Value Fund, and Perry Partners, no investor in the private placement will have acquired, in the First and Second Closings, more than 5% of our outstanding common stock immediately prior to the First Closing.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the sale and issuance, at the Second Closing of the private placement, of 9,186,686 of the Sirna’s common stock at a purchase price of $1.60 per share and warrants exercisable for a total of 3,307,210 shares of Sirna’s common stock at an exercise price of $1.92 per share to certain investors, in exchange for aggregate gross proceeds to Sirna of $14.7 million at the Second Closing.

OTHER MATTERS

Sirna knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the accompanying form of Proxy and voting instructions to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. The information incorporated by reference is considered a part of this Proxy Statement, and all information appearing in this Proxy Statement is qualified in its entirely by the information incorporated herein by reference. Information in this Proxy Statement updates and, in some cases, supersedes information incorporated by reference from documents that Sirna has filed with the SEC prior to the date of this Proxy Statement, while information that we file later with the SEC will automatically supplement, update and, in some cases, supersede the information in this Proxy Statement.

The following documents and information we previously filed with the SEC are incorporated by reference into this Proxy Statement:

▪
our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 31, 2005, as amended by Amendment No. 1 to Annual Report on Form 10-K/A for the fiscal year ended December 31, 2004 filed with the SEC on May 2, 2005;

▪	our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005 filed with the SEC on May 16, 2005; and

▪
our Current Reports on Form 8-K filed with the SEC on January 6, 2005; February 7, 2005; March 7, 2005; March 22, 2005 and March 31, 2005 (solely with respect to Item 5.02 therein), July 7, 2005 and July 11, 2005.

In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the special meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making an oral or written request to Sirna Therapeutics, Inc., 185 Berry Street, Suite 6504, San Francisco, CA 94107, Telephone: (415) 512-7624, Facsimile: (415) 512-7022, Attention: Bharat Chowrira.

In addition, you may read and copy any reports, statements or other information that Sirna files with the SEC at the SEC’s public reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated July 21, 2005. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

THE BOARD OF DIRECTORS
San Francisco, California
July 21, 2005

Annex A

SECURITIES PURCHASE AGREEMENT
Sirna Therapeutics, Inc.
185 Berry Street, Suite 6504
San Francisco, CA 94107

Ladies & Gentlemen:

The undersigned, [         ] (the “Investor”), hereby confirms its agreement with you as follows:

1. This Securities Purchase Agreement (the “Agreement”) is made as of July __, 2005 between Sirna Therapeutics, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance of up to 18,750,000 shares (the “Shares”) of common stock of the Company, $.01 par value per share (the “Common Stock”), and Warrants (the “Warrants”) to purchase up to 6,750,000 shares of Common Stock at an exercise price of $1.92 per share (the “Warrant Shares”) to certain investors in a private placement (the “Offering”).

3. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor [__________] Shares and a Warrant to purchase [__________] Warrant Shares, for a purchase price of $1.60 per share, or an aggregate purchase price of $[____________], pursuant to the Terms and Conditions for Purchase of Shares and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein (the “Terms and Conditions”). This Securities Purchase Agreement, together with the Terms and Conditions which are incorporated herein by reference as if fully set forth herein, may hereinafter be referred to as the “Agreement.” Unless otherwise requested by the Investor, the Warrant and certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below. The Warrant shall have the rights, preferences, privileges and restrictions as set forth in the form of Warrant attached as Exhibit B.

4. The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) neither it, nor any group of which it is a member or to which it is related, beneficially owns (including the right to acquire or vote) any securities of the Company and (c) it has no direct or indirect affiliation or association with any NASD member as of the date hereof. Exceptions:

______________________________________________________________________________________________.
(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

5. Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose. By executing this Agreement, the Investor acknowledges that the Company may use the information in paragraph 4 above and the name and address information below in preparation of the Registration Statement (as defined in Annex 1). This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

AGREED AND ACCEPTED: Sirna Therapeutics, Inc. __________________________________ By: Howard W. Robin Title: President and Chief Executive Officer
Investor: ___________________________________

By: _______________________________________

Print Name: _________________________________

Title: ______________________________________

Address: ___________________________________

Tax ID No.: __________________________________

Contact name: ________________________________

Telephone: __________________________________

Name in which shares should be registered (if different):
___________________________________________

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES AND WARRANTS

1. Authorization and Sale of the Shares and Warrants. Subject to these Terms and Conditions, the Company has authorized the sale of up to 18,750,000 Shares and Warrants to purchase up to 6,750,000 Warrant Shares. The Company reserves the right to increase or decrease this number.

2. Agreement to Sell and Purchase the Shares and Warrants; Subscription Date.

2.1 At the Closing (as defined in Section 3), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares and a Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Securities Purchase Agreement to which these Terms and Conditions are attached at the purchase price set forth thereon.

2.2 The Company may enter into the same form of Securities Purchase Agreement, including these Terms and Conditions, with other investors (the “Other Investors”) and expects to complete sales of Shares and Warrants to them. (The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors,” and the Securities Purchase Agreement to which these Terms and Conditions are attached and the Securities Purchase Agreements (including attached Terms and Conditions) executed by the Other Investors are hereinafter sometimes collectively referred to as the “Agreements.”) The Company may accept executed Agreements from Investors for the purchase of Shares and Warrants commencing upon the date on which the Company provides the Investors with the proposed purchase price per Share and concluding upon the date (the “Subscription Date”) on which the Company has (i) executed Agreements with Investors for the purchase of at least 8,900,000 Shares and Warrants to purchase at least 2,670,000 Warrant Shares, and (ii) notified Thomas Weisel Partners LLC, in its capacity as placement agent for this transaction (the “Placement Agent”), in writing that it is no longer accepting additional Agreements from Investors for the purchase of Shares and Warrants. The Company may not enter into any Agreements after the Subscription Date.

2.3 The obligations of each Investor under any Agreement are several and not joint with the obligations of any Other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Agreement. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby, provided that such obligations or the transactions contemplated hereby may be modified, amended or waived in accordance with Section 9 below. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement (provided, that such rights may be modified, amended or waived in accordance with Section 9 below), and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

3. Delivery of the Shares and Warrants at Closing. The completion of the purchase and sale of the Shares and Warrants (the “Closing”) shall occur on July 6, 2005 (the “Closing Date”), at the offices of the Company’s counsel; provided, however, that the Closing for the purposes of (i) any sale of Shares and Warrants to Investors who are officers or directors of the Company, or their affiliates (collectively, the “Affiliate Investors”) and (ii) any sale of Shares and Warrants to non-Affiliate Investors in excess of 19.99% of the outstanding common stock on the trading day immediately preceding the date set forth above (the “Excess Amount”) shall be subject to such stockholder approval and shall be the date which is one business day following such stockholder approval. The Affiliate Investors shall place the full purchase price for the Shares and Warrants being purchased by them hereunder in escrow (the “Escrow”) pursuant to the terms of the Escrow Agreement (defined below) at the initial Closing. In addition, each non-Affiliate Investor shall place a portion of its purchase price for the Shares and Warrants being purchased by it hereunder into the Escrow, such pro rata portion being equal to the product of (A) the Excess Amount and (B) a fraction equal to (1) the number of Shares purchased by such non-Affiliate Investor divided by (2) the total number of Shares being purchased by all non-Affiliate Investors. At the Closing, the Company shall deliver to the Investor one or more stock certificates representing the number of Shares and a Warrant to purchase the number of Warrant Shares, each as set forth pursuant to Section 3 of the Securities Purchase Agreement, each such certificate to be registered in the name of the Investor or, if so indicated on the signature page of the Securities Purchase Agreement, in the name of a nominee designated by the Investor.

The Company’s obligation to issue and deliver the Shares and Warrant to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by U.S. Bank National Association (the “Escrow Agent”) under the Escrow Agreement dated as of July 1, 2005 by and between the Company and the Escrow Agent (the “Escrow Agreement”) of a certified or official bank check or wire transfer of funds in the full amount of the purchase price for the Shares and Warrant being purchased hereunder as set forth in Section 3 of the Securities Purchase Agreement; (b) completion of the purchases and sales under the Agreements with the Other Investors, subject to the provisos in the previous and following paragraphs with regard to the Affiliate Investors; (c) receipt by the Company of a completed Investor Questionnaire; (d) the accuracy of the representations and warranties made by the Investors and the fulfillment of those undertakings of the Investors to be fulfilled prior to the Closing; and (e) the filing of a Form 8-K with the Securities and Exchange Commission (the “SEC”) disclosing the material terms of the transactions contemplated hereby and any information provided by the Company or any person acting on its behalf that the Company believes constitutes material and non-public information.

The Investor’s obligation to purchase the Shares and Warrant shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) Investors shall have executed Agreements for the purchase of at least 8,900,000 Shares and Warrants to purchase at least 2,670,000 Warrant Shares (the “Minimum Purchase Amount”); (b) each of the Affiliate Investors shall have executed and delivered to the Company voting agreements in the form attached as Exhibit C with respect to the voting of the shares of common stock of the Company; (c) receipt by the Escrow Agent of the Minimum Purchase Amount (including the Shares and Warrants to be purchased by the Affiliate Investors), provided that funds (i) provided for the purchase of the Excess Amount and (ii) provided by Affiliate Investors shall be released to the Company from Escrow by the Escrow Agent upon receipt of a certificate of the Secretary of the Company that the required stockholder approval has been obtained (it being understood that all other funds shall be released to the Company from Escrow at the Closing by the Escrow Agent upon its receipt of the Minimum Purchase Amount); (d) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date); and (e) the Investor shall have received such documents as such Investor shall reasonably have requested, including, a standard opinion of the Company’s counsel as to the matters set forth in Section 4.2 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), of the sale of the Shares and Warrants.

4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Investor, as follows:

4.1 Organization. The Company and each of its Subsidiaries (as defined in Rule 405 under the Securities Act) is duly organized and validly existing in good standing under the laws of the jurisdiction of its organization. Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its most recent report on Form 10-K (the “Exchange Act Documents”) and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, assets, liabilities, properties or operations of the Company and its Subsidiaries, considered as one enterprise (a “Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

4.2 Due Authorization and Valid Issuance. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements and the Warrants, and the Agreements and the Warrants have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Shares and the Warrant being purchased by the Investor hereunder and the Warrant Shares issuable pursuant to the Warrant will, upon issuance and payment therefor pursuant to the terms hereof and thereof, be duly authorized, validly issued, fully-paid and nonassessable.

4.3 Non-Contravention. The execution and delivery of the Agreements and the Warrants, the issuance and sale of the Shares and the Warrants under the Agreements and the Warrant Shares under the Warrant, the fulfillment of the terms of the Agreements and the Warrants and the consummation of the transactions contemplated thereby will not (A) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or any of its Subsidiaries or their respective properties are bound, (ii) the charter or by-laws of the Company or any Subsidiary, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary or their respective properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any Subsidiary or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of the material property or assets of the Company or any Subsidiary is subject except for any such creation or imposition which is not reasonably likely to have a Material Adverse Effect. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person (including, without limitation, the stockholders of the Company) is required for the execution and delivery of the Agreements and the Warrants and the valid issuance and sale of the Shares and Warrants to be sold pursuant to the Agreements, and the valid issuance of the Warrant Shares under the Warrant, other than such as have been made or obtained, and except for stockholder approval under applicable Nasdaq requirements as contemplated pursuant to Section 7.9, post-closing securities filings or notifications required to be made under federal or state securities laws.

4.4 Capitalization. The capitalization of the Company as of June 30, 2005 is as set forth in the most recent applicable Exchange Act Documents, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (i) employee benefit plans disclosed in the Exchange Act Documents, or (ii) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The Shares and Warrants to be sold pursuant to the Agreements, and the Warrant Shares to be issued pursuant to the Warrant, have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements and the Warrants, as the case may be, will be duly and validly issued, fully paid and nonassessable. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company or any Subsidiary, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company or any Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Shares, the Warrants or the Warrant Shares or the issuance and sale thereof. Except as set forth in this Agreement, no further approval or authorization of any stockholder, the Board of Directors of the Company or others is required for the issuance and sale of the Shares, the Warrants and the Warrant Shares, including under Nasdaq rules. The Company owns the entire equity interest in each of its Subsidiaries, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, other than as described in the Exchange Act Documents. Except as disclosed in the Exchange Act Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

4.5 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any Subsidiary is or may be a party or of which the business or property of the Company or any Subsidiary is subject that is not disclosed in the Exchange Act Documents.

4.6 No Violations. Neither the Company nor any Subsidiary is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any Subsidiary, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or by which the properties of the Company or any Subsidiary are bound, which would be reasonably likely to have a Material Adverse Effect.

4.7 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 4.1, 4.12, 4.13 and 4.14, each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess could not reasonably be expected to have a Material Adverse Effect.

4.8 Intellectual Property. Except as described in the Company’s SEC filings: (i) the Company owns or and to the Company’s knowledge has obtained (a) valid and enforceable licenses or other rights for the material intellectual property used in its business, as it is currently conducted including, without limitation, in the field of RNA interference (RNAi) involving small interfering nucleic acid (siNA, including siRNA) molecules, and process development/cGMP manufacturing of RNA and siNA, including siRNA, and (b) all licenses and other rights required to use or exploit any of the foregoing, currently used in the conduct of the Company’s business (collectively, the “Intellectual Property”); and (ii) (a) to the Company’s knowledge there are no third parties who have any ownership rights to any Intellectual Property or trademarks, trademark, trademark applications, service marks, service mark applications, or trade secrets (“Other Property”) that is owned by, or has been licensed to, the Company for the products described in the SEC Filings that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property or Other Property licensed or optioned by the Company; (b) to the Company’s knowledge, there are currently no sales of any products that would constitute an infringement by third parties of any Intellectual Property owned, licensed or optioned by the Company, which infringement would have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property or Other Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property or Other Property owned, licensed or optioned by the Company; and (e) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

4.9 Financial Statements. (a) The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly, in accordance with generally accepted accounting principles, the financial position of the Company and its Subsidiaries as of the dates indicated, and the results of its operations and cash flows for the periods therein specified except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which will not be material in amount. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except as may be disclosed in the notes to such financial statements, or in the case of unaudited statements, as may be permitted by the SEC on Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company.

(b) Except as set forth in any Exchange Act Documents, there are no obligations of the Company to officers, directors, stockholders or employees of the Company other than (i) for payment of salary for services rendered and for bonus payments; (ii) reimbursements for reasonable expenses incurred on behalf of the Company; (iii) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company); and (iv) obligations listed in the Company’s financial statements. Except as described above or in any Exchange Act Filings, none of the officers, directors or, to the best of the Company’s knowledge, key employees or stockholders of the Company or any members of their immediate families, are indebted to the Company, individually or in the aggregate, in excess of $60,000 or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with the Company, other than passive investments in publicly traded companies (representing less than one percent (1%) of such company) which may compete with the Company. Except as described above, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company and no agreements, understandings or proposed transactions are contemplated between the Company and any such person. Except as set forth in any Exchange Act Documents, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

4.10 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since March 31, 2005, there has not been (i) any event which has had, or would be reasonably expected to have, a Material Adverse Effect; (ii) any obligation, direct or contingent, that is material to the Company and its Subsidiaries considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained which has a Material Adverse Effect.

4.11 Disclosure. The representations and warranties of the Company contained in this Section 4 as of the date hereof and as of the Closing Date, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the material terms and conditions of the transaction contemplated by the Agreements and the Warrants, which shall be publicly disclosed by the Company pursuant to Section 16 hereof, the Company confirms that any information provided by it or any person acting on its behalf that the Company believes constitutes material, non-public information will be publicly disclosed pursuant to a press release and Form 8-K issued within one (1) business day of the Subscription Date (as defined in Section 2.2 above). The Company understands and confirms that Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

4.12 NASDAQ Compliance. The Company’s Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on The Nasdaq Stock Market, Inc. National Market (the “Nasdaq National Market”), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. (“NASD”) is contemplating terminating such registration or listing. The Company is in compliance with all applicable Nasdaq maintenance requirements and corporate governance requirements for continuing listing on Nasdaq National Market. The issuance by the Company of the Shares, the Warrants, and the Warrant Shares shall not have the effect of terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market.

4.13 Reporting Status. The Company is eligible to use Form S-3 to register the Shares and Warrant Shares to be offered for the account of the Investors. The following documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading:

(a) the Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed by the Company with the SEC on March 31, 2005, as amended pursuant to the Form 10-K/A filed by the Company with the SEC on May 2, 2005; and

(b) all other documents, if any, filed by the Company with the SEC during the one-year period preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act.

4.14 Listing. The Company shall comply with all requirements of the NASD and SEC with respect to the issuance of the Shares, the Warrant and the Warrant Shares and the listing of the Shares and the Warrant Shares on the Nasdaq National Market.

4.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares.

4.16 Company not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). To the best knowledge of the Company, the Company is not, and immediately after receipt of payment for the Shares and Warrants will not be, an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act and shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

4.17 Accountants. To the Company’s knowledge Ernst & Young LLP, who the Company expects will consent to the incorporation by reference of its report dated February 14, 2005 with respect to the consolidated financial statements of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

4.18 Contracts. The contracts described in the Exchange Act Documents that are material to the Company are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect. The Company has filed with the SEC all contracts and agreements required to be filed by the Exchange Act.

4.19 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns when due (or obtained appropriate extensions for filing) and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

4.20 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares and the Warrant to be sold to the Investor hereunder will be, or will have been, fully paid or provided for by they Company and all laws imposing such taxes will be or will have been fully complied with. Upon the issuance of the Warrants Shares pursuant to the Warrant all stock transfer or other taxes (other than income taxes) which are required to be paid in connection therewith will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

4.21 Private Offering. Assuming the correctness of the representations and warranties of the Investors set forth in Section 5 hereof, the offer and sale of Shares and the Warrants hereunder is and, upon exercise of the Warrants, the issuance of the Warrant Shares will be, exempt from registration under the Securities Act. The Company has not in the past nor will it hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Shares and the Warrants as contemplated by this Agreement, or the issuance of the Warrant Shares pursuant to the Warrant, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares or the Warrants by any form of general solicitation or general advertising. The Company has offered the Shares and the Warrants for sale only to the Investors and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

4.22 Disclosure Controls and Procedures. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal control over financial reporting (as such term is defined in the Exchange Act ) regarding the reliability of financial reporting and preparation of financial statements for external purposes in accordance with GAAP and includes policies and procedures that (i) pertain to maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the issuer; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the issuer are being made only in accordance with authorizations of management and directors of the issuer; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the issuer’s assets that could have a material adverse effect on the financial statements. The Company’s certifying officers are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act) for the Company and they have, to the extent applicable, (a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under their supervision, to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the periods in which the Exchange Act Documents have been prepared; (b) evaluated the effectiveness of the Company’s disclosure controls and procedures and presented in the applicable Exchange Act Documents their conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the periods covered by such Exchange Act Documents based on such evaluation; and (c) to the extent applicable, since the last evaluation date referred to in (b) above, there have been no material changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) and no significant deficiencies or material weaknesses in internal controls over financial reporting have been identified since the last evaluation date or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal control over financial reporting.

4.23 Transactions With Affiliates. Except as disclosed in the Exchange Act Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

4.24 No Registration Rights. Other than the registration rights granted to the Investors in Section 7 of this Agreement and except as set forth in this Section 4.24, no person has the right, which right has not been waived, to require the Company or any Subsidiary to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the SEC or the issuance and sale of the Shares, the Warrant or the Warrant Shares. The following persons have the right to require the Company to register securities for sale under the Securities Act, and have exercised such rights with respect to the filing of the Registration Statement: (a) Sprout Capital IX, L.P., with respect to 1,160,462 shares of the Company's common stock; (b) Sprout IX Plan Investors, L.P., with respect to 53,589 shares of the Company's common stock; (c) Sprout Entrepreneurs Fund, L.P., with respect to 4,571 shares of the Company's common stock; (d) DLJ Capital Corporation, with respect to 2,543 shares of the Company's common stock; (e) James Niedel, Ph.D., with respect to 31,311 shares of the Company's common stock; (f) Venrock Associates III, L.P. with respect to 1,813,814 shares of the Company's common stock; (g) Venrock Associates, with respect to 408,108 shares of the Company's common stock; (h) Venrock Entrepreneurs Fund III, L.P., with respect to 45,345 shares of the Company's common stock; (i) Oxford Bioscience Partners IV L.P., with respect to 1,701,661 shares of the Company's common stock; (j) mRNA Fund II L.P. with respect to 17,073 shares of the Company's common stock; (k) Granite Global Ventures (Q.P.) L.P., with respect to 431,453 shares of the Company's common stock; (l) Granite Global Ventures L.P., with respect to 7,373 shares of the Company's common stock; and (m) Abingworth Management, Ltd., with respect to 459,714 shares of the Company's common stock (clauses (a)-(m), collectively, the “Existing Registrable Shares”).

4.25 Dilution. The Company acknowledges that the issuance of the Shares and the Warrant will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under this Agreement and the Warrant, including without limitation its obligation to issue the Warrant, are, except as expressly set forth in this Agreement, unconditional and absolute and not subject to any right of set off, counterclaim, delay, or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Investor and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

5. Representations, Warranties and Covenants of the Investor.

5.1 The Investor represents and warrants to, and covenants with, the Company that: (i) (A) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares and the Warrant, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares and the Warrant and (B) the Company has made available to the Investor, prior to the date hereof, the opportunity to ask questions of and receive complete and correct answers from representatives of the Company concerning the terms and conditions of the Shares and the Warrant and to obtain any additional information relating to the financial condition and business of the Company and the Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the investment in the Shares and the Warrant; (ii) the Investor is acquiring the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Securities Purchase Agreement in the ordinary course of its business and for its own account and with no present intention of distributing any of such Shares, Warrant or Warrant Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares, Warrant or Warrant Shares (other than pursuant to the Registration Statement or in compliance with applicable laws); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares and the Warrant except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the Investor Questionnaire for use in preparation of the Registration Statement and the answers thereto are true, correct and complete as of the date hereof and will be true, correct and complete as of the Closing Date and the Filing Date; (v) the Investor will notify the Company of any change in any of such information until such time as the Investor has sold all of its Shares and Warrant Shares or until the Company is no longer required to keep the Registration Statement effective; and (vi) the Investor has, in connection with its decision to purchase the number of Shares and the Warrant to purchase the number of Warrant Shares, each as set forth in Section 3 of the Securities Purchase Agreement, relied only upon the Exchange Act Documents and the representations and warranties of the Company contained herein. The Investor understands that its acquisition of the Shares and the Warrant has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein. Subject to compliance with the Securities Act, applicable securities laws and the respective rules and regulations promulgated thereunder, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares, Warrant or Warrant Shares for any period of time. The Investor has completed or caused to be completed and delivered to the Company the Investor Questionnaire, which questionnaire is true, correct and complete in all material respects.

5.2 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, Warrant or Warrant Shares, or possession or distribution of offering materials in connection with the issue of the Shares, Warrant or Warrant Shares, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers the Shares, Warrant or Warrant Shares or has in its possession or distributes any offering material, in all cases at its own expense.

5.3 The Investor hereby covenants with the Company not to make any sale of the Shares, Warrant or Warrant Shares without complying with the provisions of this Agreement and without causing the prospectus delivery requirement under the Securities Act to be satisfied (whether by delivery of the Prospectus or pursuant to and in compliance with an exemption from such requirement), and the Investor acknowledges that the Warrant and certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith. The Investor acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the Prospectus forming a part of the Registration Statement, as set forth in Section 7.2(c).

5.4 The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

5.5 Neither the Investor nor any person acting on its behalf or at its direction has engaged in any purchase or sale of Common Stock (including without limitation any short sale), pledge, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act) during the 5 trading days immediately preceding the date of this Agreement. Investor will not use any of the restricted Shares acquired pursuant to this Agreement, or the Warrant Shares acquired pursuant to the Warrant, to cover any short position in the Common Stock of the Company if doing so would be in violation of applicable securities laws and otherwise will comply with federal securities laws in the holding and sale of the Shares, Warrant and Warrant Shares.

5.6 The Investor understands that nothing in the Exchange Act Documents, this Agreement, the Warrant or any other materials presented to the Investor in connection with the purchase and sale of the Shares and the Warrant constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares and the Warrant.

5.7 The Company acknowledges and agrees that Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Sections 4 and 5 of this Agreement, Sections 5 and 16(a) of Annex 1 of this Agreement, or in the Investor Questionnaire.

5.8 The Purchaser acknowledges the following disclosure, which is set forth herein as required pursuant to Section 25102(a) of the California Corporate Securities Law of 1968 (provided that, subject to the accuracy of the Purchasers’ representations and warranties to the Company, the Company represents that the sale of the Shares is so exempt):

“THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.”

6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares and the Warrant being purchased and the payment therefor until the expiration date of the Company’s obligation to keep the Registration Statement effective pursuant to Section 7.1(c).

7. Registration of the Shares and Warrant Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Other Matters. The Company shall:

(a) subject to receipt of necessary information from the Investor after prompt request from the Company to the Investor to provide such information, prepare and file with the SEC, within 15 business days after the Closing Date (the “Filing Date”), a registration statement on Form S-3 (the “Registration Statement”) to enable the resale of the Shares and the Warrant shares by the Investors from time to time through the automated quotation system of the Nasdaq National Market or in privately-negotiated transactions;

(b) subject to receipt of necessary information from the Investor after prompt request from the Company to the Investors to provide such information, use its reasonable commercial efforts to cause the Registration Statement to become effective on or prior to the 70th calendar day after the Closing Date (the “Required Effective Date”). However, so long as the Company filed the Registration Statement by the Filing Date, if the Registration Statement receives Commission review, then the Required Effective Date will be the one hundred tenth (110th) calendar day after the Closing Date;

(c) use its reasonable commercial efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period not exceeding, with respect to each Investor’s Shares and Warrant Shares, the earlier of (i) the fifth anniversary of the Closing Date, (ii) the date on which the Investor may sell all Shares and Warrant Shares then held by the Investor without restriction by the volume limitations of Rule 144(e) of the Securities Act, or (iii) such time as all Shares, and Warrant Shares issuable pursuant to the Warrant, purchased by such Investor in this Offering have been sold pursuant to a registration statement;

(d) furnish to the Investor with respect to the Shares and Warrant Shares registered under the Registration Statement such number of copies of the Registration Statement, Prospectuses and Preliminary Prospectuses in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares and Warrant Shares by the Investor; provided, however, that the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(e) file documents required of the Company for normal blue sky clearance in states specified in writing by the Investor and use its reasonable commercial efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(c); provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 7.1 (other than underwriting discounts or commissions, brokers’ fees and similar selling expenses, and any other fees or expenses incurred by the Investor, including attorney fees of the Investor) and the registration of the Shares and Warrant Shares pursuant to the Registration Statement;

(g) advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its reasonable commercial efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(h) provide a “Plan of Distribution” section of the Registration Statement in the form attached hereto as Exhibit A.

Notwithstanding anything to the contrary herein, except for the Existing Registrable Shares the Registration Statement shall cover only the Shares and Warrant Shares. In no event at any time before the expiration of ninety (90) days after the effectiveness of the Registration Statement with respect to the Shares and Warrant Shares shall the Company publicly announce or file any other registration statement, other than registrations on Form S-8, without the prior written consent of a majority in interest of the Investors.

The Company understands that the Investor disclaims being an underwriter, but if the SEC deems the Investor to be an underwriter the Company shall not be relieved of any obligations it has hereunder; provided, however that if the Company receives notification from the SEC that the Investor is deemed an underwriter, then the period by which the Company is obligated to submit an acceleration request to the SEC shall be extended to the earlier of (i) the 90th day after such SEC notification, or (ii) 120 days after the initial filing of the Registration Statement with the SEC.

7.2 Transfer of Shares and Warrant Shares After Registration; Suspension.

(a) The Investor agrees that it will not effect any disposition of the Shares or Warrant Shares or its right to purchase the Shares or Warrant Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares or Warrant Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 7.2(b)(i) as the Investor may reasonably request; and (iii) inform each Investor that the Company has complied with its obligations in Section 7.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its reasonable commercial efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares or Warrant Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares or Warrant Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. The Suspension Notice shall not contain any information that constitutes or would reasonably be expected to constitute material, non-public information. In the event of any Suspension, the Company will use its reasonable commercial efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable within 20 business days after the delivery of a Suspension Notice to the Investor. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 7.2(c).

(d) Notwithstanding the foregoing paragraphs of this Section 7.2, the Investor shall not be prohibited from selling Shares and Warrant Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 30 days each in any twelve month period, unless, in the good faith judgment of the Company’s Board of Directors, upon the written opinion of counsel of the Company, the sale of Shares and Warrant Shares under the Registration Statement in reliance on this paragraph 7.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

(e) Provided that a Suspension is not then in effect, the Investor may sell Shares and Warrant Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares or Warrant Shares. Upon receipt of a request therefor, the Company has agreed to provide an adequate number of current Prospectuses to the Investor and to supply copies to any other parties requiring such Prospectuses.

7.3 Indemnification. For the purpose of this Section 7.3:

(i) the term “Selling Stockholder” means the Investor and any affiliate or advisor of such Investor;

(ii) the term “Registration Statement” shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(iii) the term “Untrue Statement” means any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading.

(a) The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages, liabilities, or expenses to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein, (ii) any Untrue Statement, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement as amended or supplemented from time to time, and the Company will reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an Untrue Statement made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), or the inaccuracy of any representations made by such Selling Stockholder herein, or the failure of such Selling Stockholder to comply with its covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares or Warrant Shares or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder and that would have been avoided if the Selling Stockholder delivered the corrected Prospectus. The Company shall reimburse each Selling Stockholder for the indemnifiable amounts provided for herein on demand as such expenses are incurred.

(b) The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure of the Investor to comply with the covenants and agreements contained in Section 7.2 hereof respecting sale of the Shares and Warrant Shares, or (ii) any Untrue Statement if such Untrue Statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, as amended or supplemented from time to time (including, without limitation, information set forth in the Investor Questionnaire), and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The Investor shall reimburse the Company or such officer, director or controlling person, as the case may be, for the indemnifiable amounts provided for herein on demand as such expenses are incurred. Notwithstanding the foregoing, the Investor’s aggregate obligation to indemnify the Company and such officers, directors and controlling persons shall be limited to the net amount received by the Investor from the sale of the Shares or Warrant Shares, as the case may be.

(c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person’s ability to defend such action) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(d) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Shareholders under such Registration Statement on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an Untrue Statement, whether the Untrue Statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Untrue Statement. The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investor and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Investor shall not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares or Warrant Shares, as the case may be to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such Untrue Statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Investor’s obligations in this subsection to contribute shall be in proportion to its sale of Shares and Warrant Shares to which such loss relates and shall not be joint with any other Selling Shareholders.

(e) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7.3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 7 upon the transferability of the Shares and Warrant Shares shall cease and terminate as to any particular number of the Shares or Warrant Shares, as the case may be, when such Shares or Warrant Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares and Warrant Shares or at such time as an opinion of counsel reasonably satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares and Warrant Shares owned by the Investor, upon the reasonable request of the Investor, the Company will furnish to the Investor:

(a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

(b) all exhibits excluded by the parenthetical to subparagraph (a) of this Section 7.5 as filed with the SEC and all other information that is made available to shareholders; and

(c) an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses; and upon the reasonable request of the Investor, the President or the Principal Financial Officer of the Company (or an appropriate designee thereof) will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and Warrant Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

The Investor acknowledges that the Company makes available on its website at www.sirna.com a facility through which such Investor may subscribe to automatically receive electronic copies of the Company’s future SEC filings and press releases by email.

7.6 Legend; Restrictions on Transfer. The Warrant and certificate or certificates for the Shares (and any securities issued in respect of or exchange for the Shares or Warrant) shall be subject to a legend or legends restricting transfer under the Securities Act and referring to restrictions on transfer herein, such legend to be substantially as follows:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

The Company and the Investor acknowledge and agree that the Investor may, as permitted by law, from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Shares, Warrant and Warrant Shares and, if required under the terms of such arrangement, Investor may, as permitted by law, transfer pledged or secured Shares, Warrant and Warrant Shares to the pledgees or secured parties. So long as Investor is not an affiliate of the Company, such a pledge or transfer would not be subject to approval or consent of the Company, provided that, upon the request of the Company, a legal opinion of legal counsel to the pledgee, secured party or pledgor shall be obtained. At the Investor’s expense, so long as the Shares and Warrant are subject to the legend required by this Section 7.6, the Company will use its reasonable commercial efforts to execute and deliver such reasonable documentation as a pledgee or secured party of Shares and Warrant may reasonably request in connection with a pledge or transfer of the Shares and Warrant including such amendments or supplements to the Registration Statement and Prospectus as may be reasonably required. The foregoing does not affect Investor’s obligations pursuant to Section 7.2(a).

The Investor expressly agrees that any sale by the Investor of Shares and Warrant Shares pursuant to the Registration Statement shall be sold in a manner described under the caption “Plan of Distribution” in such Registration Statement and the Investor will deliver a copy of the Prospectus contained in the Registration Statement to the purchaser or purchasers, directly or through the Investor's broker, in connection with such sale, in each case in compliance with the requirements of the Securities Act and Exchange Act applicable to such sale. The Investor further agrees that the Shares and Warrant Shares will only be sold while the Registration Statement is effective, unless another exemption from registration is available. On the basis of, and subject to, compliance by the Investor with the foregoing covenants, upon effectiveness of the Registration Statement, the Company shall as soon as practicable (but not later than five business days after surrender of the legended certificates to the Company and notice of such surrender has been provided pursuant to Section 8(b) below) cause certificates evidencing the Shares and Warrant Shares previously issued to be replaced with certificates which do not bear the restrictive legends specified above in this Section 7.6, and all Shares and Warrant Shares subsequently issued shall not bear the restrictive legend specified above in this Section 7.6. The Investor acknowledges that the removal of the restrictive legends from certificates representing Shares and Warrant Shares as provided in this Section 7.6 is predicated upon the Company’s reliance on the Investor’s compliance with its covenants in this Section 7.6.

7.7 Liquidated Damages. The Company and Investor agree that Investor will suffer damages if the Company fails to fulfill its obligations pursuant to Section 7.1 and 7.2 hereof and that it would not be possible to ascertain the extent of such damages with precision. Accordingly, the Company hereby agrees to pay liquidated damages (“Liquidated Damages”) to Investor under the following circumstances: (a) if the Registration Statement is not filed by the Company on or prior to 15 business days after the Closing Date (such an event, a “Filing Default”); (b) if the Registration Statement is not declared effective by the SEC on or prior to 70 calendar days or, subject to the filing of the Registration Statement by the Filing Date, in the event that the Registration Statement receives SEC review, 110 clendar days after the Closing Date (such an event, an “Effectiveness Default”); or (c) if the Registration Statement (after its effectiveness date) ceases to be effective and available to Investor for any continuous period that exceeds 30 calendar days or for one or more period that exceeds in the aggregate 60 calendar days in any 12-month period (such an event, a “Suspension Default” and together with a Filing Default and an Effectiveness Default, a “Registration Default”). In the event of a Registration Default, the Company shall as Liquidated Damages pay to Investor, for each 30 calendar day period of a Registration Default, an amount in cash equal to 1% of the aggregate purchase price paid by Investor pursuant to this Agreement up to a maximum of 10% of the aggregate purchase price of the Shares and Warrants, provided that Liquidation Damages in respect of a Suspension Default shall not be payable in relation to any Shares or Warrant Shares not owned by the Investor at the time of the Suspension Default. The Company shall pay the Liquidated Damages as follows: (i) in connection with a Filing Default, on the 16th business day after the Closing Date, and each 30th calendar day thereafter until the Registration Statement is filed with the SEC; (ii) in connection with an Effectiveness Default, on the 70th calendar day (or, in the event that the Registration Statement receives SEC review, the 110th calendar day) after the Closing Date and each 30th calendar day thereafter until the Registration Statement is declared effective by the SEC; or (iii) in connection with a Suspension Default, on either (x) the 31st consecutive day of any Suspension or (y) the 61st calendar day (in the aggregate) of any Suspensions in any 12-month period, and each 30th calendar day thereafter until the Suspension is terminated in accordance with Section 7.2. Notwithstanding the foregoing, all periods shall be tolled during delays directly caused by the action or inaction of any Investor, and the Company shall have no liability to any Investor in respect of any such delay. The Liquidated Damages payable herein shall apply on a pro rata basis for any portion of a 30-day period of a Registration Default.

7.8 Right of First Offer.

(a) Right of First Offer. The Company shall not issue, sell or exchange, agree or obligate itself to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, in a transaction not involving a public offering, any (i) shares of Common Stock, (ii) any other equity security of the Company, including without limitation, preferred shares, (iii) any debt security of the Company which by its terms is convertible into or exchangeable for any equity security of the Company, (iv) any security of the Company that is a combination of debt and equity, or (v) any option, warrant or other right to subscribe for, purchase or otherwise acquire any such equity security or any such debt security of the Company, unless in each case the Company shall have first offered to sell such securities (the “Offered Securities”) to the Investor as follows: The Investor shall have the right to purchase that portion of the Offered Securities as the number of shares of Common Stock then held (including shares then issuable upon the exercise or conversion of outstanding securities) by the Investor bears to the total number of shares of issued and outstanding Common Stock of the Company (“Pro Rata Portion”), at a price and on such other terms as shall have been specified by the Company in writing delivered to the Investor (the “Offer”), which Offer by its terms shall remain open and irrevocable for a period of seven (7) days from receipt of the Offer.

(b) Notice of Acceptance. Notice of the Investor’s intention to accept, in whole or in part, any Offer made shall be evidenced by a writing signed by the Investor and delivered to the Company prior to the end of the 7-day period of such Offer, setting forth such of the Investor’s Pro Rata Portion as the Investor elects to purchase (the “Notice of Acceptance”).

(c) Conditions to Acceptances and Purchase.

(i) Permitted Sales of Refused Securities. In the event that Notices of Acceptance are not given by the Investors in respect of all the Offered Securities, the Company shall have one hundred eighty (180) days from the expiration of the period set forth above to close the sale of all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Investors (the “Refused Securities”), upon terms and conditions, including, without limitation, unit price and interest rates, which are no more favorable, in the aggregate, to such other person or persons or less favorable to the Company than those set forth in the Offer.

(ii) Reduction in Amount of Offered Securities. In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified above), then the Investor may, at its sole option and in its sole discretion, reduce the number of, or other units of the Offered Securities specified in its Notice of Acceptance to an amount which shall be not less than the amount of the Offered Securities which the Investor elected to purchase pursuant to (b) above multiplied by a fraction, (i) the numerator of which shall be the amount of Offered Securities which the Company actually proposes to sell, and (ii) the denominator of which shall be the amount of all Offered Securities the Company proposed to sell in its writing delivered pursuant to Section 7.8(a) above. In the event that the Investor so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not sell or otherwise dispose of more than the reduced amount of the Offered Securities until such securities have again been offered to the Investor in accordance with (a) above.

(iii)  Closing. Upon the closing, which shall include full payment to the Company, of the sale to such other person or persons of all or less than all the Refused Securities, the Investor shall purchase from the Company, and the Company shall sell to the Investor, the number of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 7.8(b) above if the Investor has so elected, upon the terms and conditions specified in the Offer. The purchase by the Investor of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Investor of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company and the Investor and their respective counsel.

(d) Further Sale. In each case, any Offered Securities not purchased by the Investor or other person or persons in accordance with Section 7.8(c)(iii) above may not be sold or otherwise disposed of until they are again offered to the Investor under the procedures specified in Section 7.8(c)(i)-(iii) above.

(e) Exceptions. The rights of the Investor under this Section 7.8 shall not apply to: (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock; (ii) any capital stock or derivative thereof granted to an employee, director or consultant under a Company stock or stock option plan or as compensation for services; (iii) any securities issued as consideration for the acquisition of another entity by the Company by merger or share exchange (whereby the Company owns no less than 51% of the voting power of the surviving entity) or as the purchase price of substantially all of such entity’s stock or assets; (iv) any securities issued in connection with a license, strategic partnership, joint venture or other similar agreement, provided that the purpose of such arrangement is not primarily the raising of capital; (v) any securities issued to a financial institution or lender in connection with a bank loan, credit, lease, or other debt transaction with such financial institution or lender; (vi) securities issuable upon the exercise or conversion of securities outstanding on the Closing Date, or (vii) any securities the issuance of which is approved by a majority of the Investors.

(f) Termination of Right. The Right of First Refusal set forth in this Section 7.8 shall survive for a period of one year following the Closing Date.

7.9 Stockholder Meeting. The Company covenants and agrees to hold a stockholder meeting to approve (i) the participation of any Affiliate Investors and (ii) the sale of the Excess Amount as soon as practicable but in no event later than sixty (60) days following the Closing Date (subject to any delays caused by the receipt of SEC comments on the Company's proxy statement for such stockholder meeting). Each Affiliate Investor who beneficially owns or controls the voting of shares of the Company's common stock, including each such officer, director or affiliate, hereby covenants and agrees to vote all such shares of common stock in favor of approval of the transactions contemplated by this Agreement pursuant to the form of voting agreement attached hereto as Exhibit C. The Company covenants and agrees that (i) it will not amend or terminate any such proxies and (ii) it shall vote all shares of common stock over which holds a proxy in favor of approval of the transactions contemplated by this Agreement. Each signatory to this Agreement hereby acknowledges and agrees that all covenants made in this Section 7.9 are made for the benefit of all Investors not parties to this Agreement, in each case as a third-party beneficiary.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, or (iv) if delivered by facsimile or electronic mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

Sirna Therapeutics, Inc.
185 Berry Street
Suite 6504
San Francisco, CA 94107
Phone: (415) 512-7624
Fax: (415) 512-7022
Attn: Bharat Chowrira
Email: ChowriraB@sirna.com

(b)	with a copy to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
Phone: (650) 473-2600
Fax: (650) 473-2674
Attn: Sam Zucker and Helena Wong
Email: SZucker@omm.com, HWong@omm.com

(c)
if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing (subject to the provisions of Section 19 of this Agreement).

9. Changes. This Agreement may be modified, amended or waived only pursuant to a written instrument signed by the Company and (a) Investors holding a majority of the Shares issued and sold in the Offering, provided that such modification, amendment or waiver is made with respect to all Agreements and does not adversely affect the Investor without adversely affecting all Investors in a similar manner; or (b) the Investor.

10. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

11. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law.

13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

14. Entire Agreement. This Agreement and the Warrant constitute the entire agreement between the parties hereto and supersedes any prior understandings or agreements concerning the purchase and sale of the Shares and the Warrant and the resale registration of the Shares and Warrant Shares.

15. Rule 144. The Company covenants that it will use its reasonable commercial efforts to timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Investor holding Shares purchased hereunder, or Warrant Shares purchase under any Warrant, made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as any such Investor may reasonably request, all to the extent required from time to time to enable such Investor to sell such Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investor, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

16. Confidential Information.

(a) The Investor represents to the Company that, at all times during the Company’s offering of the Shares and Warrants, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process), provided, however, that before making any use or disclosure in reliance on this subparagraph (b) the Investor shall give the Company prior written notice specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will allow the Company to exercise its reasonable commercial efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished.

(b) Within one (1) business day after the Subscription Date (as defined in Section 2.2), the Company shall issue a press release and Form 8-K disclosing any information provided by the Company or any person acting on its behalf that the Company believes constitutes material and non-public information. The Company shall, at the time of the Closing, file with the SEC a Form 8-K disclosing the material terms of the transactions contemplated hereby (including at least the number of Shares and Warrants sold and proceeds therefrom). The Company shall not publicly disclose the name of Investor or any beneficial owner of Shares or Warrants held by Investor, or include the name of Investor or such beneficial owner in any filing with the SEC or any state and federal regulatory agency or the Nasdaq (other than the filing of the Agreements with the SEC pursuant to the Exchange Act), without the prior written consent of Investor, except to the extent such disclosure is required by law, regulation or Nasdaq regulations.

17. No Third-Party Beneficiaries. Other than as set forth in Section 7.9 above, this Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

18. Knowledge. The term “knowledge” in this Agreement shall mean the knowledge of the directors and officers of the Company.

19. Delivery of Documents, Information or Notices to Investors. Notwithstanding anything in this Agreement to the contrary, (a) the Company may deliver any documents, information or notices required to be delivered to an Investor under this Agreement by email, in any recognized electronic format, including Portable Document Format (PDF) or Microsoft Word document format, and (b) with respect to any documents, exhibits, filings, furnishings or other submissions (other than any Registration Statement, Prospectus, or Preliminary Prospectus pursuant to Section 7 of this Agreement) publicly available on the SEC’s EDGAR system (each, an “EDGAR Filing”), such EDGAR Filing shall be deemed furnished by the Company to such Investor, in each case as of the date first publicly available on the EDGAR system.

20. No Strict Construction. The language used in this Agreement is deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

21. Broker’s Fee. The Investor acknowledges that the Company intends to pay fees to the Placement Agent and the co-advisors in respect of the sale of the Shares to the Investor. The Investor and the Company hereby agree that the Investor shall not be responsible for such fees.

Annex B
THE WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

SIRNA THERAPEUTICS, INC.

WARRANT TO PURCHASE _________ SHARES

OF COMMON STOCK

Warrant No. W-[ ]

THIS CERTIFIES THAT, for value received, __________________________ and its assigns are entitled to subscribe for and purchase __________ shares (as adjusted pursuant to Section 4 hereof, the "Shares") of the fully paid and nonassessable common stock, par value $0.01 per share ("Common Stock"), of Sirna Therapeutics, Inc., a Delaware corporation (the "Company"), at the price of $1.92 per share (such price and such other price as shall result, from time to time, from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions set forth herein and in the Securities Purchase Agreement, dated as of even date herewith, by and among the Company and the initial holder of this Warrant (the “Securities Purchase Agreement”). As used herein, the term "Date of Grant" means July __, 2005. As used herein, the term "Warrant" shall be deemed to include any warrants issued in exchange or upon transfer or partial exercise of this Warrant unless the context clearly requires otherwise.

1. Term. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the six-month anniversary of the Date of Grant through July __, 2010.

2. Method of Exercise; Payment; Issuance of New Warrant.

(a) Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (x) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A-1 duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company ("Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased or (y) if in connection with a registered public offering of the Company's securities, the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A-2 duly completed and executed) at the principal office of the Company together with notice of arrangements reasonably satisfactory to the Company for payment to the Company either by certified or bank check or by Wire Transfer from the proceeds of the sale of shares to be sold by the holder in such public offering of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing the Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. As soon as practicable after the exercise of this Warrant and in any event within three trading days thereafter, upon the terms and subject to the conditions of this Warrant, the Company at its expense will cause to be issued in the name of and delivered to the holder, or as the holder may direct to a broker or other persons, a certificate or certificates for the number of Shares to which the holder shall be entitled on such exercise, in such denominations as may be requested by the holder.  In lieu of delivering physical certificates for the Shares issuable upon any exercise of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, and that any legend upon the certificates for the Shares shall have been removed pursuant to Section 7 below, upon request of the holder, the Company shall use commercially reasonable efforts to cause its transfer agent electronically to transmit such Shares by crediting the account of the holder’s broker with DTC through its Deposit Withdrawal Agent Commission system (provided that the same time limitations herein as for stock certificates shall apply).

(b) On and after the Required Effective Date of the Registration Statement (as defined in the Securities Purchase Agreement) through the Term of this Warrant, at any time that the Registration Statement or a successor registration statement is not effective, in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being exercised) by surrender of this Warrant at the principal office of the Company together with notice of such election substantially in the form attached hereto as Exhibit A-1 duly completed and executed (“Net Exercise”). The Company shall issue to a holder who Net Exercises a number of Warrant Shares computed using the following formula:

Y (A - B)
X =	A

Where

X =	The number of Warrant Shares to be issued to the holder.

Y =	The number of Warrant Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being cancelled (at the date of such calculation).

A =	The fair market value of one (1) Warrant Share (at the date of such calculation).

B =	The Warrant Price (as adjusted to the date of such calculation (the “Determination Date”)).

For purposes of this Section 2, the fair market value of a Warrant Share shall mean:

(i)
If traded on a securities exchange, the Nasdaq National Market or Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange or market over the five trading days immediately prior to the Determination Date;

(ii)
If traded on the Nasdaq Stock Market (other than the Nasdaq National Market or Nasdaq SmallCap Market) or other over-the-counter system, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the five trading days immediately prior to the Determination Date; and

(iii) If there is no public market for the Common Stock, the fair market value shall be the price per Warrant Share that the Company could obtain from a willing buyer for Warrant Shares sold by the Company from authorized but unissued Warrant Shares, as such prices shall be determined in good faith by the Company’s Board of Directors.

In the event that this Warrant is exercised pursuant to this Section 2 in connection with the consummation of the Company’s sale of its Common Stock or other securities pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement relating either to sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or a Rule 145 transaction) (“Public Offering”), the fair market value per Warrant Share shall be the per share offering price to the public of the Public Offering.

3. Stock Fully Paid; Reservation of Shares. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

4. Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another person or entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the holder shall have the right to receive, for each Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the holder, (a) upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes Pricing Model (as hereafter defined). For purposes of any such exercise, the determination of the Warrant Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Warrant Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the holder a new warrant consistent with the foregoing provisions and evidencing the holder’s right to exercise such warrant into Alternate Consideration; provided that this Warrant shall have been cancelled or amended to the extent such cancellation or amendment is necessary so that such new warrant does not unjustly or disproportionately enrich the holder of the new warrant relative to a holder of the number of Shares for which this Warrant is exercisable immediately prior to such event. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 4(a) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. For purposes hereof, “Black Scholes Pricing Model” means the value determined using the Black Scholes pricing model and employing an interest rate equal to 30 day LIBOR on the day prior to valuation and a volatility equal to the volatility of the Common Stock for the 30 trading days prior to the date of valuation as reasonably determined by the Board of Directors; provided that if the holder disagrees with such volatility, the Company and the holder shall jointly select an appraiser who is experienced in such matters and the decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne by the Company.

(b) Subdivision or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased and the number of Shares issuable hereunder shall be proportionately increased in the case of a subdivision or the Warrant Price shall be proportionately increased and the number of Shares issuable hereunder shall be proportionately decreased in the case of a combination.

(c) Stock Dividends and Other Distributions. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make a distribution to all of its stockholders with respect to its Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend or make a distribution to all of its stockholders with respect to its Common Stock, any (i) cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company) or (ii) additional stock, rights, warrants or other securities or property (other than cash) by way of dividend, other than additional shares of Common Stock, then and in each such case the holder, on the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock, rights, warrants and property (including cash in the case referred to in subdivision (i) above) which the holder would hold on the date of such exercise if on the date of such action (or the record date therefor) the holder had been the holder of record of the number of shares of Common Stock for which this Warrant is exercisable as provided in Section 2 and had thereafter, during the period from the date thereof to and including the date of such exercise, retained such shares and all such other or additional stock, rights, warrants and property (including cash in the case referred to in subdivision (i) above) receivable by the holder as aforesaid during such period.

(d) Deregistration or Delisting. In the event that the shares of the Company’s Common Stock are (i) terminated from registration under the Securities Act of 1933, as amended (the "Act") during the time in which the Company remains obligated under Section 7.1(c) of the Securities Purchase Agreement to keep the Registration Statement (as defined in the Securities Purchase Agreement) current, effective and free from any material misstatement or omission to state a material fact or (ii) delisted from the Nasdaq National Market, the Warrant Price then in effect at the time of such deregistration or delisting shall be reduced to $1.67 per share (subject to adjustment in accordance with this Section 4).

(e) Adjustment of Number of Shares. Upon each adjustment in the Warrant Price, the number of Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

5. Notice of Adjustments. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief executive officer, chief financial officer or any vice president setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

6. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as determined pursuant to the penultimate sentence of Section 2(b) above.

7. Compliance with Securities Act; Disposition of Warrant or Shares of Common Stock.

(a) Compliance with Securities Act. The holder of this Warrant, by acceptance hereof, agrees that such holder will not offer, sell or otherwise dispose of this Warrant, or any Shares except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the Shares so purchased are not being acquired with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all Shares issued upon exercise of this Warrant (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER OR HYPOTHECATION IS IN COMPLIANCE THEREWITH."

Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

(1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

(2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment as expressed herein.

(3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

(4) The holder is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act.

(b) Disposition of Warrant or Shares. With respect to any offer, sale or other disposition of this Warrant or any Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence reasonably satisfactory to the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or the Shares and indicating whether or not under the Act certificates for this Warrant or the Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Upon receiving such written notice and reasonably satisfactory opinion or other evidence, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such Shares may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

(c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer or grant of a security interest in, this Warrant (or the shares of Common Stock obtainable upon exercise thereof) or any part hereof (i) to a partner of the holder if the holder is a partnership or to a member of the holder if the holder is a limited liability company, (ii) to a partnership of which the holder is a partner or a limited liability company of which the holder is a member, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original holder hereof.

8. Rights as Stockholders. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

9. Registration Rights. The Company grants registration rights to the holder of this Warrant for any shares of Common Stock of the Company obtained upon exercise hereof as set forth in the Securities Purchase Agreement.

10. Mergers. The Company shall provide the holder of this Warrant with at least twenty (20) days' written notice prior to the closing thereof of the terms and conditions of any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business or (ii) its merger into or consolidation with any other corporation in which the Company is not the surviving entity (other than a wholly-owned subsidiary of the Company) or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of; provided, however, that in each case the Company shall not provide the holder or its agents or counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information and the Company shall confirm the foregoing in such notice.

11. Representations and Warranties. The Company represents and warrants to the holder of this Warrant as follows:

(a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, moratorium, reorganization and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether enforcement is sought in equity or at law);

(b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable;

(c) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's certificate of incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any material indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

(d) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

12. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, or (iv) if delivered by facsimile or electronic mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:

Sirna Therapeutics, Inc.
185 Berry Street
Suite 6504
San Francisco, CA 94107
Phone: (415) 512-7624
Fax: (415) 512-7022
Attn: Bharat Chowrira
Email: ChowriraB@sirna.com

with a copy to:

O’Melveny & Myers LLP
2765 Sand Hill Road
Menlo Park, CA 94025
Phone: (650) 473-2600
Fax: (650) 473-2674
Attn: Sam Zucker and Helena Wong
Email: SZucker@omm.com, HWong@omm.com

if to the holder, at its address as shown on the books of the Company.

14. Binding Effect on Successors. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Shares issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof.

15. Lost Warrants or Stock Certificates. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

17. Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York.

18. Survival of Representations, Warranties and Agreements. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

19. Remedies. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

20. No Impairment of Rights. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

21. Severability. Whenever possible, each provision of this Warrant shall be interpreted in such a manner as to be valid, legal and enforceable under all applicable laws and regulations. If, however, any provision of this Warrant shall be invalid, illegal or unenforceable under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed to be so modified, it shall be invalid, illegal or unenforceable only to the extent of such invalidity, illegality or limitation on enforceability without affecting the remaining provisions of this Warrant or the validity, legality or enforceability of such provision in any other jurisdiction.

22. Entire Agreement; Modification. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

SIRNA THERAPEUTICS, INC.

By:
Name:
Title:

Address: 185 Berry Street, Suite 6504 San Francisco, CA 94107

Exhibit A-1

Notice of Exercise

1.	The undersigned hereby:

o	elects to purchase _____ shares of Common Stock of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

o	elects to exercise its issuance rights pursuant to Section 2(b) of the attached Warrant with respect to ____ shares of Common Stock of the Company.

2.	Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

_____________________________________
(Name)

_____________________________________
_____________________________________
_____________________________________
(Address)

3.
The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.

_____________________________________
(Signature)

Dated: _______________________________

Exhibit A-2

Notice of Exercise

1.
Contingent upon and effective immediately prior to the closing ("Closing") of the Company's public offering contemplated by the Registration Statement filed with the Securities and Exchange Commission filed on _____________, the undersigned hereby:

o
elects to purchase _____ shares of Common Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant.

2.	Please deliver to the custodian for the selling stockholders a stock certificate representing such _____________ shares.

3.
The undersigned has instructed the custodian for the selling stockholders to deliver to the Company $_____ or, if less, the net proceeds due the undersigned from the sale of shares in the aforesaid public offering. If such net proceeds are less than the purchase price for such shares, the undersigned agrees to deliver the difference to the Company prior to the Closing.

_____________________________________
(Name)

_____________________________________
_____________________________________
_____________________________________
(Address)

Dated: __________________________

Annex C
VOTING AGREEMENT

This VOTING AGREEMENT, dated as of _______, 2005 (the “Agreement”) is by and between the undersigned stockholder (the “Stockholder”) of the Company (as hereinafter defined) and Sirna Therapeutics, Inc., a Delaware corporation (“Company”).

WHEREAS, as of the date hereof, the Stockholder owns of record and beneficially (as determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) the number of shares of capital stock of the Company set forth on the signature page hereto (such shares, or any other voting or equity of securities of the Company hereafter acquired by the Stockholder prior to the termination of this Agreement, being referred to herein collectively as the “Shares”);

WHEREAS, the Company, the Stockholder and certain other investors (the “Investors”) in the Company have entered into certain Securities Purchase Agreements, each dated as of ________, 2005 (collectively, the “Purchase Agreements”), pursuant to which, upon the terms and subject to the conditions thereof, the Investors will purchase shares of common stock of Company and warrants to purchase shares of common stock of the Company (the “PIPE Transaction”); and

WHEREAS, as a condition to the willingness of Company to enter into the PIPE Transaction, Company has required that the Stockholder agree, and in order to induce Company to enter into the PIPE Transaction, the Stockholder is willing to agree to vote in favor of the PIPE Transaction upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

Section 1.  Voting of Shares.

(a)  Voting. The Stockholder covenants and agrees that until the termination of this Agreement in accordance with the terms hereof, at any meeting of the stockholders of the Company, however called with respect to any of the following, and in any action by written consent of the stockholders of the Company with respect to any of the following, the Stockholder will vote, or cause to be voted, all of his, her or its respective Shares (i) in favor of any matter that could reasonably be expected to facilitate the PIPE Transaction, and (ii) against any matter that could reasonably be expected to hinder, impede or delay the consummation of the PIPE Transaction.

(b)  Irrevocable Proxy.

(i) The Stockholder hereby irrevocably grants to and appoints, and hereby authorizes and empowers, Company, and any individual designated in writing by it, and each of them individually, as the Stockholder’s sole and exclusive proxy and attorney-in-fact (with full power of substitution and resubstitution), for and in the Stockholder’s name, place and stead, to vote and exercise all voting and related rights (to the fullest extent that the Stockholder is entitled to do so) with respect to his, her or its Shares at any meeting of the stockholders of the Company called, and in every written consent in lieu of such meeting, with respect to any of the matters specified in, and in accordance and consistent with, this Section 1. The Stockholder may vote the Shares on all other matters not contemplated by this Section 1.

(ii) The Stockholder understands and acknowledges that Company is entering into the PIPE Transaction in reliance upon the Stockholder’s execution and delivery of this Agreement. The Stockholder hereby affirms that the irrevocable proxy set forth in this Section 1(b) constitutes an inducement for Company to enter into the PIPE Transaction, is given in connection with the execution of the Purchase Agreement between the Stockholder and the Company dated as of the date hereof, and is given to secure the performance of the duties of the Stockholder under this Purchase Agreement. Except as otherwise provided for herein, the Stockholder hereby (i) affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked, (ii) ratifies and confirms all that the proxies appointed hereunder may lawfully do or cause to be done by virtue hereof and (iii) affirms that such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law.

(iii) Upon the execution of this Agreement by the Stockholder, the Stockholder hereby revokes any and all prior proxies or powers of attorney given by the Stockholder with respect to the Shares. The Stockholder acknowledges and agrees that no subsequent proxies with respect to such Shares shall be given, and if given, shall not be effective. All authority conferred herein shall survive the death or incapacity of the Stockholder and any obligation of the Stockholder hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the Stockholder. Notwithstanding any other provisions of this Agreement, the irrevocable proxy granted hereunder shall automatically terminate upon the Expiration Date (as defined in Section 4).

Section 2.  Transfer of Shares.

(a)  Until the consummation of the PIPE Transactions or unless the transferee agrees to be bound by the terms of this Agreement, the Stockholder covenants and agrees that the Stockholder will not directly or indirectly, (i) sell, assign, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law), pledge, encumber or otherwise dispose of any of the Shares, (ii) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (iii) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer (including by merger, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise by operation of law) or other disposition of any Shares.

(b)  The Company shall not recognize the transfer of any Shares in violation of the transfer restrictions set forth in Section 2(a) of this Agreement.

Section 3.  Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to the Company with respect to the Stockholder and its, his or her ownership of the Shares as follows:

(a)  Ownership of Shares. The Stockholder owns of record and beneficially all of the Shares set forth on the signature page hereto and has good and marketable title to such Shares, free and clear of any claims, liens, encumbrances and security interests whatsoever, other than liens under applicable law or as expressly provided in this Agreement. The Stockholder owns no equity interest in the Company other than the Shares as set forth on the signature page hereto. The Stockholder has sole voting power (or shared voting power solely with its affiliates), without restrictions, with respect to all of the Shares.

(b)  Power, Binding Agreement. The Stockholder has the legal capacity and all requisite power and authority to enter into and perform all of its, his or her obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

Section 4.  Termination. This Agreement shall terminate upon the Expiration Date; provided, however, that no such termination shall relieve any party of liability for a willful breach hereof prior to termination. As used herein, “Expiration Date” shall mean the earlier to occur of (i) the consummation of the PIPE Transactions, (ii) the one (1) year anniversary of the date hereof, and (iii) the date the Purchase Agreement is terminated in accordance with the terms thereof.

Section 5.  Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

Section 6.  Additional Documents. Stockholders hereby covenants and agrees to execute and deliver any additional documents necessary or desirable, in the reasonable opinion of Company and the Stockholder, as the case may be, to carry out the intent of this Agreement.

Section 7.  Miscellaneous.

(a)  Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

(b)  Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

C-3-

(c)  Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of Delaware.

(d)  Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

(e)  Notices.

All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or electronic mail, or (B) if delivered from outside the United States, by International Federal Express (or other recognized international express courier) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express (or other recognized international express courier), two business days after so mailed, or (iv) if delivered by facsimile or electronic mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

if to the Company, to:

Sirna Therapeutics, Inc.
185 Berry Street
Suite 6504
San Francisco, CA 94107
Phone: (415) 512-7624
Fax: (415) 512-7022
Attn: Bharat Chowrira
Email: ChowriraB@sirna.com

if to the Stockholder, at its address as shown on the books of the Company.

(f)   Assignment. This Agreement shall not be assigned by operation of law or otherwise; provided, however, that Company may assign any or all of its rights and obligations under this Agreement to any wholly-owned subsidiary of Company, but no such assignment shall relieve Company of its obligations hereunder if such assignee does not perform such obligations.

(g)  Legal Counsel. Stockholder acknowledges that he, she or it has been advised to, and has had the opportunity to consult with his, her or its personal attorney prior to entering into this Agreement. Stockholder further acknowledges that attorneys for the Company represent the Company and do not represent Stockholder or any of the stockholders of the Company in connection with the this Agreement or any of the transactions contemplated hereby.

(h)  Agreement Negotiated. Stockholder acknowledges that he, she or it has been advised to, and has had the opportunity to, consult with his, her or its personal attorney prior to entering into this Agreement. As a consequence, Stockholder does not believe or intend that any laws or rules relating to the interpretation of contracts against the drafter of any particular clause should be applied in this case and therefore waive its effects.

(i)  Interpretation. When reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or Section of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Whenever the words “include,”“includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” No summary of this Agreement prepared by the parties shall affect in any way the meaning or interpretation of this Agreement.

(j)  Submission to Jurisdiction. Each of the parties to this Agreement (i) submits to the jurisdiction of any state or federal court sitting in New York, New York in any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, and (iii) agrees not to bring any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court. Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other party with respect thereto. Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 7(e). Nothing in this Section 7(j), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(k)  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF THE COMPANY OR THE STOCKHOLDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be signed individually or by its respective duly authorized officer as of the date first written above.

SIRNA THERAPEUTICS, INC.

By: __________________________________

Name: ________________________________

Title: _________________________________

STOCKHOLDER:

By: __________________________________

Name: ________________________________

Title: _________________________________

Stock Certificate Number	Number of Shares of Common Stock Represented Thereby

SIRNA THERAPEUTICS, INC.
SPECIAL MEETING OF STOCKHOLDERS
AUGUST 23, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Sirna Therapeutics, Inc. hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated July 21, 2005, and hereby appoints Howard W. Robin and Bharat M. Chowrira, and each of them, with full power of substitution, as proxy or proxies, to vote all shares of the common stock of the undersigned at the Special Meeting of Stockholders of Sirna Therapeutics, Inc. to be held on August 23, 2005, and at any adjournments thereof, upon the proposal set forth on this form of Proxy and described in the Proxy Statement, and in their discretion with respect to such other matters as may be properly brought before the meeting or any adjournments thereof.

1.
To approve the issuance and sale to investors, in the second closing of a private placement by Sirna Therapeutics, Inc. pursuant to the Securities Purchase Agreements, of 9,186,686 shares of common stock at $1.60 per share and warrants exercisable for 3,307,210 shares of common stock at $1.92 per share (subject to certain adjustments).

☐ FOR           ☐ AGAINST           ☐ ABSTAIN

2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Dated:

(Signature)

(Signature)
(This Proxy should be marked, dated, signed by the stockholder(s) exactly as the shareholder(s)’s names appear hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary or representative capacity should so indicate. If shares are held by joint tenants, as community property or otherwise by more than one person, all should sign.)

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.